UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08544

FPA FUNDS TRUST
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA			90025
(Address of principal executive offices)			(Zip code)

(Name and address of agent for service)			Copy to:

J. RICHARD ATWOOD, PRESIDENT FPA FUNDS TRUST 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025			MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2018

Item 1:  Report to Shareholders.

FPA Crescent Fund

Semi-Annual Report

June 30, 2018

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Introduction

Dear Shareholders:

The second-longest bull market in the United States in the last century began its tenth year in the second quarter. Without a market correction, a new record in bull market length will be set this quarter.

The FPA Crescent Fund ("the Fund") returned 0.32% in the second quarter and declined -0.66% in the first half (1H) of 2018. In comparison, the S&P 500 produced a 3.43% return in the second quarter, while the MSCI ACWI generated a 0.53% return. Those indices have returned 2.65% and -0.43%, respectively, year-to-date during the first half of 2018.

Growth continued to outperform value year-to-date, hurting the Fund's performance relative to the broader benchmarks. The Russell 1000 Growth Index returned 7.25%, while the Russell 1000 Value Index declined -1.69% in 1H.

Portfolio Commentary

One needn't look much further than the investments that had the greatest impact on the Fund's Q2 performance to drive this point home. Three of its top five contributors are considered "growth" companies — Alphabet (Google's holding company), Facebook and Microsoft. Crescent has held Alphabet and Microsoft for much of this decade, while Facebook is a more recent position.

The holdings that hurt Q2's performance largely fall in the "value" category.

Q2 Winners and Losers1

Winners	Performance Contribution	Losers	Performance Contribution
Naspers/Tencent Pair	0.52%	Arconic	-0.56%
Facebook	0.29%	Owens Illinois	-0.26%
Alphabet[2]	0.25%	Mylan	-0.23%
Microsoft	0.24%	TE Connectivity	-0.22%
Kinder Morgan	0.19%	Nexeo Solutions[2]	-0.20%
	1.49%		-1.47%

The companies we own have mostly met our expectations, with some exceeding and a few disappointing. That's always been the case, though.

Unfortunately for the Fund's recent performance, we have only owned some of the highest profile growth companies, Facebook, Apple, Amazon, Netflix, Google — or the FAANG stocks. Amazon (+45%), Apple (+10%), and Netflix (+106%) contributed 66% of the S&P 500's gains in 1H 2018. Amazon's future business model is more understandable to us than either Apple's or Netflix's, and we've written in the past that we wish we had purchased Amazon earlier this decade. But that doesn't mean we would like to own it now, given its lofty valuation. One doesn't remedy a miss in the strike zone by reaching for a ball high and outside on the next pitch.

1  Reflects the top contributors and top detractors to the Fund's performance based on contribution to return for the quarter. Contribution is presented gross of investment management fees, transactions costs and Fund operating expenses, which if included, would reduce the returns presented.

2  Multiple issues

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

In good conscience, we can only own a business whose future we believe will unfold favorably. For example, our inability to discern what Netflix will look like in ten years curbs our enthusiasm. There's no arguing its tremendous success in almost single-handedly getting the cable video subscriber to cut the cord. Yet, its unprecedented program spending for both current and future commitments, as well as new competitors like Disney, which will shortly "repatriate" its content for its own, over-the-top platform, make the future performance of Netflix unknowable to us. Perhaps that limitation is ours alone, but a limitation it nonetheless is.

Our strategy is largely to purchase equity in undervalued businesses and high-yield and distressed corporate debt. If we have correctly assessed the opportunity, we believe our investments can deliver a better than market rate of return by virtue of a discounted valuation. The market will define some of these investments as value and others as growth. We describe them as opportunities to allocate capital to idiosyncratic investments that hopefully will allow us to deliver on our oft-repeated goal of producing an equity rate of return while avoiding a permanent impairment of capital.

Fund investors like to label their managers — you're growth, you're value. You invest solely in the U.S., only offshore, or maybe all over the world. You buy stocks, or you buy bonds. Although we can't invest in everything, we have a charter broad enough to invest in most publicly traded stocks and bonds. Our broad flexibility and conservative mandate means we have never been easy to label, but we always have been (and always will be) value investors. In our mind, all sensible fundamental investing is value investing, by which we mean buying a business or asset for less than what we believe it is worth under a number of reasonable scenarios.

Buying growing businesses with an adequate margin of safety is just as much a value investment as buying, say, a financial firm at a discount to tangible book value or a holding company at a discount to readily ascertainable net asset value. We've held all three types of investments in our portfolio over the past decade.

When analyzing businesses, we focus on the key performance indicators that we believe matter. Sometimes financial statements tell the story, and in those cases, investments typically appear "cheap" based on reported financial results. In other situations, information not in the financial statements might be most relevant, for instance, data like a company's position on the cost curve, its subscribers/user base, its total addressable market, its customer acquisition cost, the lifetime value of a customer, or real asset marked-to-market. In these situations, our holding might appear "expensive" based on reported financial results, but not when one looks at these other factors. Our value approach is the same no matter what the ultimate driver of intrinsic value.

We suspect that balance sheet sources of value will prove a less fertile source of opportunities than in the past, given evolutionary changes in the economy and business models over the past 30 years. In the past few years, the team has spent much time building a base of knowledge in businesses that are capital light, demonstrate outstanding economics and are likely to offer substantial organic growth over the next decade. Some of these companies are too hard for us to underwrite and others trade at values that seem devoid of a margin of safety, but others, like Facebook, Expedia, JD.com and Baidu, have made it into our portfolio.

Admittedly, no bright line divides growth and value. Lacking a more robust methodology, index funds place some companies into both buckets. A company with a low price-to-earnings ratio but a high price-to-book may find some portion of its market capitalization allocated to a value index and the remainder in a growth index.

With active and passive funds building ever larger exposure to growth stocks, the lack of oxygen left in the room for value stocks has triggered some wilting in price. That, along with somewhat higher volatility, has allowed us to initiate new positions.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

Last year the U.S. market posted the lowest volatility on record, but 2018 has seen bigger ups and downs.3 The S&P 500 has already declined more than 1% on four times as many trading days in 2018 than in all of last year; the MSCI ACWI, six times as many.

Percent of Days Per Year S&P 500 and MSCI ACWI Declined > 1%

Source: Bloomberg

When investors become fearful, we like to take advantage of indiscriminate selling. In 1H, that allowed us to establish eleven new long positions and exit seven. This is more portfolio movement than we've had in years.

The market hasn't presented a similar opportunity in corporate bonds. Low yields and a lack of appropriate discounting of risk have kept us away.

At purchase, the corporate debt in our portfolio should offer a yield well in excess of a risk-free rate like an equivalent maturity US Treasury note. The greater our expectations of interest and principal at maturity, the lower the yield we are willing to accept, yet our minimum threshold is still generally 10%. When we think a bond has a strong possibility of restructuring, we insist on a higher yield-to-maturity at purchase, usually in the mid-teens. None of those conditions exists today, which explains our negligible exposure to high-yield bonds.

Additional Portfolio Highlights

During Q2, we added to our holding in Arconic, an aerospace and value-added manufacturer that was spun out of Alcoa in late 2016. While Arconic was widely considered a "good" business within Alcoa, it was

3  The VIX Index

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

poorly managed and spent the early part of its life after spinoff waging a wasteful proxy contest to protect a failed CEO and defective board. After a begrudging surrender to shareholder demands, Arconic spent 2017 with a caretaker CEO at the helm. The reconfigured board selected a new CEO who joined in January 2018, and we believe he's quite capable.

Arconic underperforms its peers from a margin perspective by anywhere from 300 to 1000 basis points, not particularly surprising given its history of poor management and governance. In Q2, reduced guidance for 2018, combined with trade concerns caused by the Trump tariffs, meant Arconic put the biggest dent in the Fund. But the stock's decline gave us an opportunity to increase our position at a price that we believe discounts the possibility of the company improving its operating performance. We believe the company's competitive position and market opportunity remain intact. While operational improvement will certainly take time, the combination of leading market positions and a capable management team leave us optimistic that Arconic will ultimately achieve its operating potential.

We also increased our position in AIG during the recent quarter at prices that represent 0.8 times tangible book value and roughly 11 times estimated 2018 earnings. We believe the shares represent good value based on current operations and are hopeful that new management will meaningfully improve the company's return on equity. For more detailed AIG thoughts, please see our AIG Investor Day slides4.

Markets and Economy

Corporate tax cuts for U.S. companies have been a big driver of recent U.S. market returns. Lower tax rates translate into higher earnings for companies with large profits in the U.S. Thanks to tax cuts, Wall Street estimates have been raised in 2018 for tax cut beneficiaries, but when it comes to projecting earnings, Wall Street analysts are usually overly optimistic. From 2010 to 2017, consensus earnings per share estimates were typically cut by 9%.

There is an expectation by many that the earnings benefits from a tax cut will not be competed away. In our view, that won't be universally true, though. Many companies manage to a return on capital (ROC). If ROC gets too high, competition comes in the form of lower prices, reinvestment in marketing, new competitors, etc. The tax cut's benefits will not all flow to the bottom line in every case.

It's no surprise that risk assets don't provide the highest margin of safety in the context of the almost decade-old bull market and economic expansion. In our recent bi-annual FPA Investor Day, we provided commentary and slides that speak to the state of the markets. Rather than repeat it all here, we refer you to our prepared remarks5 for this bigger picture perspective.

In summary, the global equity and corporate debt markets trade richly by most every measure (price-to-earnings, price-to-book, market cap to GDP, bond yields, high yield OAS).6

In this letter, I'll just focus on one valuation measure — earnings yield, or the inverse of the price-to-earnings ratio. Like a bond, the higher the earnings yield, the cheaper the security, while a lower yield means it's more expensive. Equities, unlike bonds, don't have a maturity; bankruptcy is a notable exception. Stocks have infinite duration. In a vacuum, a longer duration means additional risk, but owning a stock has the added potential of an increasing coupon via higher earnings.

4  https://fpa.com/docs/default-source/investor-day/investor-day-crescent_-website_final_wwatermark.pdf?sfvrsn=4#page=113

5  https://fpa.com/docs/default-source/funds/fpa-crescent-fund/quarterly-webcasts/crescent-prepared-remarks---investor-day-2018.pdf?sfvrsn=4#page=33

6  GDP = gross domestic product. OAS = option adjusted spread.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

Since net income may not equal free cash flow — and all a company should ultimately be valued on its available free cash flow — it is better to consider a free cash yield. Like bonds, an investor should demand a reasonable premium to a risk-free rate when buying stocks. Reasonable people with different risk profiles demand different "equity risk premiums."

An expected yield can be calculated for corporate bonds and for stocks. The higher the expected yield, or internal rate of return, and the wider the spread to the risk-free rate, the greater the margin of safety, all else being equal. That margin of safety can expand the better the business gets and the greater the confidence in our determination of the likely outcome.

As stock prices have risen after the Great Recession, the S&P 500's free cash yield has reached cyclical lows (excluding financial stocks, whose free cash yield is calculated differently). This meager, mid-single-digit yield was last this low in 2008, the prior market peak.

S&P 500 Free Cash Yield (ex-Financials)

Source: Bloomberg

Since then, stock prices have risen along with U.S. Treasury yields (a proxy for a risk-free rate) compressing the equity risk premium. The current 417 basis point spread is less than half the average since 2009 and well below its peak, which makes a case for the cautious allocation of capital. This doesn't mean there is nothing to do, just less than we would hope.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

S&P 500 (ex-Financials) free cash flow yield spread to 10-year U.S. Treasuries

Source: Bloomberg

Markets go up and down based on good and bad news, generally peaking when the news is most optimistic and finding their nadirs when the previous buyers seek safer havens and become sellers. Right now, the economy remains healthy; interest rates sit not far off their lows; inflation in most economies is benign; the world is mostly at peace, and markets have continued to grind upward — a daily validation that the future is bright if only because the recent past has been so.

The result is that households now have a higher than normal investment in stocks. As we discussed at our Investor Day,

The blue line on this chart below shows the trailing 10-year return of the S&P 500. The green line shows household equity as a percent of household financial assets, shifted forward ten years and flipped upside-down to more clearly depict its correlation to the S&P's return.

You can see the green line reaching its nadir in 2010. That was really the peak — remember, the chart is flipped. Since it's also shifted forward ten years, that peak of about 40% really occurred 10 years earlier in 2000. In other words, household investment in stocks hit a high in 2000 and suggested that returns would be negative single digits and that's what happened.

The inverse relationship between household ownership of financial assets and future market returns has clearly been present for 56 years.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

So what does today's household financial asset exposure suggest about the future? Current exposure suggests that the US market's projected return will converge towards the [low single digits] (the green line data point to the far right of the chart suggests that the blue line will end up there.)"

S&P 500 Trailing 10-year Return vs
Household Equity Ownership as Percent of Household Financial Assets
(shifted forward 10 years and inverted)

Source: Federal Reserve Economic Data (FRED)

Past performance does not guarantee future results.

Optimism hasn't been this high since 2000. Stocks last took a serious whopping a decade ago. The S&P 500 has just delivered 15 consecutive months of positive performance, and many investors hold the view that it's hard to lose money.

What can go wrong? Surely nothing, given that elected officials are operating with not nearly enough knowledge or discipline, and possibly self-interest. At least we have the "steady" hands of central bankers around the globe, the same ones who have been the biggest buyers of Japanese stocks (BOJ), the largest buyers of U.S. Treasuries (U.S. Federal Reserve), the largest buyers of European corporate bonds (ECB). Meanwhile, the U.S. President is losing the faith of longtime U.S. allies, igniting trade wars and pursuing ill-conceived and constantly shifting policies.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

There is a view that stocks are much cheaper outside the U.S., but that's a view from 30,000 feet that doesn't hold up once you drill down and compare a U.S. company to a reasonable, albeit imprecise, analog abroad. Like-for-like-ish companies are priced similarly around the world, as we concluded when looking at the admittedly small sample size in the following table.

Large, Quality US Company Valuation vs International Peers7

Industry	US Company	P/E TTM	International Company	P/E TTM	International Premium/ Discount
Consumer Durables & Apparel	Nike	33.4	Adidas	26.4	-21%
Distillers & Vintners	Brown Forman	32.2	Diageo	25.2	-22%
Food Distributors/Restaurants	Sysco Corp	24.6	Compass	22.6	-8%
Household/Personal Products	Colgate-Palmolive Co	22.1	Unilever	21.9	-1%
Household/Personal Products	Estee Lauder	32.5	L'Oréal Group	30.9	-5%
Household/Personal Products	Procter & Gamble	19.2	Unilever	21.9	14%
Insurance Brokers	Marsh & McLennan Cos Inc.	19.5	Aon	23.7	22%
Packaged Foods & Meats	General Mills	14.1	Danone	16.1	14%
Pharmaceuticals	Merck & Co Inc	15.5	Sanofi	24.3	57%
Specialty Chemicals	International Flavors & Fragrances	20.4	Givaudan	28.8	41%
Systems/Application Software	Oracle	16.5	SAP	28.1	70%
				Average	15%
				Median	14%

P/E TTM is the price to earnings ratio over the past trailing twelve months. International Premium/Discount refers to the premium or discount in valuation at which International companies are being traded at over their US peers.

Some observations about the above:

■  On a trailing twelve-month basis, Nike trades at 33 times earnings, while Germany's Adidas trades at 26 times — even though Adidas has grown earnings slightly faster over the last decade.8

■  Proctor & Gamble trades at a 12% discount to Unilever but at a substantial trailing twelve month price-to-earnings of 19.2 times, vs Unilever's 21.9 times. Unilever did grow earnings at a faster clip over the last decade, but just 2.7% faster compared to P&G's 1.9% — both rather meh, and if the future were to be in kind, poor justification for their valuations.

■  SAP's trailing twelve-month price-to-earnings, at 28.1 times is 70% higher than Oracle's, which is hardly validated by SAP's earnings growth in the past decade of just 6.8%. Oracle, with its far lower price-to-earnings ratio of 16.5 times had only slightly lower earnings growth of 5.9% over the past ten years.

Stocks are no bargain anywhere, but complacency seems to be most everywhere — a potentially combustible combination. In the last 60 years, the S&P 500 has only been more expensive once, during the late 1990s tech bubble.

7  Source: Bloomber

8  For the last ten fiscal years beginning May 2008, Adidas has grown earnings per share at 10.6%, beating Nike's 9.7%.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

Not only is the world not on sale, but as Dr. Marc Faber notes:

"I need to bring up a few conditions that in economic history never existed before a recession: No recession ever got underway with asset prices as a percent of the economy as pricey as they are now (not just equities but also high yield bonds, international bonds, real estate, collectibles, etc.). More so, no recession ever began with the level of debts as a percentage of the global economy as high and with the quality of these debts as low as they are now. Trade globalization was never before as high as now either. Meaning, a deflationary bust cannot be ruled out, which would propel long-term Treasuries higher. [Stanley Druckenmiller: 'If I were trying to create a deflationary bust, I would do exactly what the world's central bankers have been doing the last six years.']"9

We will eventually have a recession and may end up with inflation, or perhaps even deflation. Our portfolio is set up to play the middle. Our stocks and the equity markets in general will likely perform poorly in a deflationary environment, but our cash position will likely outperform equities in such an environment and provide a source of funds for investment in what could be a period of distress. If we end up with inflation, well then, our cash will likely lag but our stocks should deliver some nominal benefit. As we have said, we manage this portfolio as if you have given us all your money (although we do not suggest that is the prudent course). But if one manages your capital as if one has it all and there's no safety net, it tends to breed prudence. Of course, there are more hardy individuals who prefer life on the high wire.

Speaking of circus acts, investing in the high-yield market right now feels a bit like sticking one's head in the lion's mouth. High-yield bonds offer a gross return of just 6.4% in the U.S. and 4% in Europe. Even such unattractive returns could only be realized if no corporate bond defaulted. But inevitably, some portion of that universe will default, delivering a lower "net" return. In the following chart, you can see that not only is the net yield low, it's no better than yields on investment grade bonds, begging the question, "Why bother?" At this point, we won't.

9  GloomBoomDoom July 2018, Dr. Marc Faber.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

High Yield Bonds (adjusted for default)10 vs Investment Grade Bonds

10  Source: Bloomberg, Moody's. High Yield represented by Bloomberg Barclays U.S. High Yield Index. Investment Grade represented by Bloomberg Barclays U.S. Credit Index. Default adjustment calculated using average high yield default rate and average high yield recovery rate from 1983-2017 from Moody's. The constant default adjustment is then subtracted from high yield YTW historically to form High Yield Default Adjusted series. Investment grade default adjustment is assumed to be less than 0.1% because securities are usually downgraded to high yield prior to defaulting.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

Particularly when covenant quality is lower than it has ever been...11

Moody's Covenant Quality Index

Source: Moody's High-Yield Covenant Database

...in a high yield/levered loan market that is roughly twice as large as it was a decade ago and total corporate bonds are 2.8 times larger, even as the relative support from corporate bond desks is down by more than 90% (as a percentage of total corporate debt outstanding)! We surmise that when there is a correction, prices could get blown out. Dare we hope.

11  Note: Covenant Quality Index includes all high yield bonds, including high-yield lite. High-yield lite bonds lack a debt incurrence and/or a restricted payments covenant and automatically receive the weakest possible Covenant Quality score of 5.0.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

Primary Dealer's Net Holdings of Corporate Debt vs
Total Corporate Debt Outstanding

Source: New York Fed, Bloomberg

Closing

There is, of course, a price for conservatism: underperformance for a period, generally followed by a shrinking business. We are fearful of neither.

One should demand an alignment of interest between shareholder and portfolio manager, and we believe we successfully deliver that. That might be harder for a passive fund, like an index or ETF, which should invite the shareholder with a long-term buy-and-hold philosophy and the internal gumption to not head for the hills when markets turn sour — a test rarely passed amid market declines.

We believe an active value manager will likely fare better in a declining market — and hopefully scare fewer clients away and out of the market. A globally diversified value manager who invests in stocks and higher yielding corporate bonds and exhibits a willingness to hold cash should attract the independent investor less concerned about performing in line with any one index, particularly over shorter periods (and even be accepting of underperformance in the short term so long as there's an acceptable reward eventually for such loyalty and patience).

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

The Crowd is rarely right, and this time is unlikely to prove the exception. When stocks do decline, they tend to fall more quickly than they rise. The good times that investors think will never end morph into bad times that investors think will never end.

Respectfully submitted,

Steven Romick
Portfolio Manager
July 23, 2018

FPA CRESCENT FUND

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any First Pacific Advisors portfolio. Security examples featured are samples for presentation purposes and are intended to illustrate our investment philosophy and its application. It should not be assumed that most recommendations made in the future will be profitable or will equal the performance of the securities. This information and data has been prepared from sources believed reliable. The accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA CRESCENT FUND

PORTFOLIO SUMMARY

June 30, 2018 (Unaudited)

Common Stocks		71.4%
Internet Media	7.4%
Aircraft & Parts	7.2%
Infrastructure Software	5.4%
Diversified Banks	4.6%
Entertainment Content	4.5%
Banks	3.7%
Institutional Brokerage	3.4%
P&C Insurance	3.1%
Semiconductor Devices	3.1%
Cable & Satellite	3.0%
Insurance Brokers	2.5%
Consumer Finance	2.3%
Electrical Components	2.1%
Investment Companies	1.8%
Internet Based Services	1.7%
Generic Pharma	1.6%
Cement & Aggregates	1.6%
Advertising & Marketing	1.5%
Midstream — Oil & Gas	1.2%
Life Science Equipment	1.2%
Packaged Food	1.1%
Chemicals Distribution	1.0%
Communications Equipment	1.0%
Containers & Packaging	0.9%
Integrated Utilities	0.9%
Automobiles	0.6%
Household Products	0.6%
Specialty Chemicals	0.6%
Integrated Oils	0.5%
Food & Drug Stores	0.5%
E-Commerce Discretionary	0.3%
Base Metals	0.3%
Marine Shipping	0.2%
Mortgage Finance	0.0%
Closed End Fund		2.1%
Limited Partnerships		0.6%
Preferred Stocks		0.1%
Warrants		0.0%
Convertible Preferred Stock		0.0%
Bonds & Debentures		7.7%
U.S. Treasuries	3.4%
Corporate Bonds & Notes	1.8%
Municipals	1.4%
Asset-Backed Securities	0.5%
Convertible Bonds	0.3%
Corporate Bank Debt	0.3%
Residential Mortgage-Backed Securities	0.0%
Put Options Purchased		0.5%
Short-term Investments		21.3%
Securities Sold Short		(12.2)%
Other Assets And Liabilities, Net		8.5%
Net Assets		100.0%

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS

June 30, 2018
(Unaudited)

COMMON STOCKS	Shares	Fair Value
INTERNET MEDIA — 7.4%
Alphabet, Inc. (Class A) (a)	241,202	$272,362,886
Alphabet, Inc. (Class C) (a)	242,756	270,830,731
Baidu, Inc. (ADR) (China) (a)	1,580,228	383,995,404
Facebook, Inc. (Class A) (a)	1,408,767	273,751,604
		$1,200,940,625
AIRCRAFT & PARTS — 7.2%
Arconic, Inc.	19,421,962	$330,367,573
Esterline Technologies Corporation (a)(b)	2,630,901	194,160,494
Meggitt plc (Britain) (b)	38,965,308	253,676,976
United Technologies Corporation	3,351,643	419,055,924
		$1,197,260,967
INFRASTRUCTURE SOFTWARE — 5.4%
Microsoft Corporation	3,342,300	$329,584,203
Oracle Corporation	12,869,893	567,047,486
		$896,631,689
DIVERSIFIED BANKS — 4.6%
Bank of America Corporation	14,824,483	$417,902,176
Citigroup, Inc.	5,254,757	351,648,338
		$769,550,514
ENTERTAINMENT CONTENT — 4.5%
Naspers, Ltd. (N Shares) (South Africa)	2,918,607	$741,486,816
BANKS — 3.7%
CIT Group, Inc. (b)	7,771,771	$391,774,976
Wells Fargo & Co.	3,982,984	220,816,633
		$612,591,609
INSTITUTIONAL BROKERAGE — 3.4%
Jefferies Financial Group, Inc.	15,780,733	$358,853,868
LPL Financial Holdings, Inc.	3,150,845	206,506,381
		$565,360,249
P&C INSURANCE — 3.1%
American International Group, Inc.	9,744,781	$516,668,289
SEMICONDUCTOR DEVICES — 3.1%
Analog Devices, Inc.	3,426,243	$328,645,229
Broadcom, Inc.	742,400	180,135,936
		$508,781,165

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2018
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
CABLE & SATELLITE — 3.0%
Charter Communications, Inc. (Class A) (a)	779,191	$228,466,593
Comcast Corp. (Class A)	8,058,385	264,395,612
		$492,862,205
INSURANCE BROKERS — 2.5%
Aon plc (Britain)	2,984,392	$409,369,051
CONSUMER FINANCE — 2.3%
Ally Financial, Inc.	8,269,555	$217,241,210
American Express Co.	1,708,126	167,396,348
		$384,637,558
ELECTRICAL COMPONENTS — 2.1%
TE Connectivity, Ltd. (Switzerland)	3,917,150	$352,778,529
INVESTMENT COMPANIES — 1.8%
Groupe Bruxelles Lambert SA (Belgium)	2,851,023	$300,713,640
INTERNET BASED SERVICES — 1.7%
Expedia, Inc.	2,293,166	$275,615,621
GENERIC PHARMA — 1.6%
Mylan NV (a)	7,425,690	$268,364,437
CEMENT & AGGREGATES — 1.6%
HeidelbergCement AG (Germany)	939,117	$79,050,197
LafargeHolcim Ltd. (Switzerland)	3,770,860	184,221,152
		$263,271,349
ADVERTISING & MARKETING — 1.5%
WPP plc (Britain)	16,089,063	$253,316,231
MIDSTREAM - OIL & GAS — 1.2%
Kinder Morgan, Inc.	11,623,395	$205,385,390
LIFE SCIENCE EQUIPMENT — 1.2%
Thermo Fisher Scientific, Inc.	984,150	$203,856,831
PACKAGED FOOD — 1.1%
Mondelez International, Inc. (Class A)	4,290,352	$175,904,432

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2018
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
CHEMICALS DISTRIBUTION — 1.0%
Nexeo Solutions, Inc. (a)(b)(c)	17,691,717	$161,525,376
Nexeo Solutions, Inc. (Founders Shares) (a)(b)(c)(d)(e)	2,431,709	10,034,627
		$171,560,003
COMMUNICATIONS EQUIPMENT — 1.0%
Cisco Systems, Inc.	3,869,486	$166,503,983
CONTAINERS & PACKAGING — 0.9%
Owens-Illinois, Inc. (a)(b)	8,912,900	$149,825,849
INTEGRATED UTILITIES — 0.9%
PG&E Corp. (a)	3,484,074	$148,282,189
AUTOMOBILES — 0.6%
Porsche Automobil Holding SE (Germany)	1,562,200	$99,535,837
HOUSEHOLD PRODUCTS — 0.6%
Unilever NV (CVA) (Britain)	1,756,570	$98,022,444
SPECIALTY CHEMICALS — 0.6%
Axalta Coating Systems Ltd. (a)	3,060,111	$92,751,964
INTEGRATED OILS — 0.5%
Lukoil PJSC (ADR) (Russia)	1,251,941	$85,607,726
FOOD & DRUG STORES — 0.5%
Jardine Strategic Holdings, Ltd. (Hong Kong)	2,067,360	$75,417,293
E-COMMERCE DISCRETIONARY — 0.3%
JD.com, Inc. (ADR) (China) (a)	1,328,290	$51,736,895
BASE METALS — 0.3%
Alcoa Corporation (a)	914,831	$42,887,277
MMC Norilsk Nickel PJSC (ADR) (Russia)	403,086	7,235,394
		$50,122,671
MARINE SHIPPING — 0.2%
Sound Holding FP (Luxembourg) (a)(b)(c)(d)(e)	1,146,250	$36,370,582

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2018
(Unaudited)

COMMON STOCKS — Continued	Shares or Principal Amount	Fair Value
MORTGAGE FINANCE — 0.0%
Ditech Holding Corporation (a)(b)	252,912	$1,320,201
TOTAL COMMON STOCKS — 71.4% (Cost $8,453,827,935)		$11,822,404,834
CLOSED END FUND — 2.1%
Altaba, Inc. (a) (Cost $197,955,067)	4,847,270	$354,868,637
LIMITED PARTNERSHIPS
WLRS Fund I LLC (a)(b)(c)(d)(e)	968	$7,010,350
GACP II LP (c)(d)(e)	454,995	45,544,625
U.S. Farming Realty Trust, L.P. (c)(d)(e)	350,000	37,960,031
U.S. Farming Realty Trust II, L.P. (c)(d)(e)	120,000	12,056,403
TOTAL LIMITED PARTNERSHIPS — 0.6% (Cost $93,162,105)		$102,571,409
PREFERRED STOCK — 0.1%
INTEGRATED OILS — 0.1%
Surgutneftegas OJSC (Preference Shares) (Russia) (Cost $27,221,319)	39,322,900	$19,801,942
WARRANTS
MORTGAGE FINANCE — 0.0%
Ditech Holding Corporation (Class A) (a)(b)(d)(e)	430,887	$0
Ditech Holding Corporation (Class B) (a)(b)(d)(e)	341,900	$0
TOTAL WARRANTS 0.0% (Cost $0)		$0
CONVERTIBLE PREFERRED STOCK — 0.0%
MORTGAGE FINANCE — 0.0%
Ditech Holding Corporation (a)(b) (Cost $16,018,470)	9,950	$6,965,000
BONDS & DEBENTURES
RESIDENTIAL MORTGAGE-BACKED SECURITIES
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 0.0%
Stanwich Mortgage Loan Trust Series 2010-3 A — 0.00% 7/31/2038 (d)(e)(f)(g)	$222,584	$111,359
Stanwich Mortgage Loan Trust Series 2012-2 A — 0.00% 3/15/2047 (d)(e)(f)(g)	626,885	266,426

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2018
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Stanwich Mortgage Loan Trust Series 2010-1 A — 0.00% 9/30/2047 (d)(e)(f)(g)	$48,015	$24,286
Stanwich Mortgage Loan Trust Series 2011-1 A — 0.00% 8/15/2050 (d)(e)(f)(g)	1,082,862	571,133
Stanwich Mortgage Loan Trust Series 2011-2 A — 0.00% 9/15/2050 (d)(e)(f)(g)	1,859,641	995,287
Stanwich Mortgage Loan Trust Series 2012-4 A — 0.00% 6/15/2051 (d)(e)(f)(g)	209,350	96,301
Stanwich Mortgage Loan Trust Series 2010-4 A — 1.101% 8/31/2049 (d)(e)(f)(g)	819,972	414,085
Stanwich Mortgage Loan Trust Series 2010-2 A — 1.47% 2/28/2057 (d)(e)(f)(g)	1,731,122	872,832
Sunset Mortgage Loan Co. LLC 2015-NPL1 A — 4.459% 9/18/2045 (g)(h)	4,550,542	4,550,537
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.0% (Cost $9,015,153)		$7,902,246
ASSET-BACKED SECURITIES
ASSET-BACKED SECURITIES — 0.2%
RELP 10 — 9.75% 11/20/2018 (c)(d)(e)	$3,891,210	$3,891,210
RELP 11 — 10.00% 8/5/2018 (c)(d)(e)	25,354,418	25,354,418
		$29,245,628
OTHER — 0.3%
Kamsarmax Shipping — 11.00% 9/4/2018 (c)(d)(e)	$7,453,766	$7,453,766
Northern Shipping — 7.80% 12/24/2019 (c)(d)(e)	37,673,051	37,673,051
		$45,126,817
TOTAL ASSET-BACKED SECURITIES — 0.5% (Cost $74,372,445)		$74,372,445
CORPORATE BONDS & NOTES
BASIC MATERIALS — 0.1%
Glencore Finance Canada, Ltd. — 4.25% 10/25/2022 (g)	$8,150,000	$8,206,646
Glencore Funding LLC — 2.875% 4/16/2020 (g)	9,100,000	9,028,953
Glencore Funding LLC — 4.625% 4/29/2024 (g)	4,700,000	4,730,567
		$21,966,166

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2018
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
ENERGY — 0.5%
California Resources Corporation — 5.00% 1/15/2020	$2,171,000	$2,092,410
California Resources Corporation — 5.50% 9/15/2021	8,984,000	7,872,679
California Resources Corporation — 6.00% 11/15/2024	2,171,000	1,774,793
California Resources Corporation 2nd Lien — 8.00% 12/15/2022 (g)	35,750,000	32,443,125
CONSOL Energy, Inc. — 8.00% 4/1/2023	30,845,000	32,803,657
Southwestern Energy Co. — 4.10% 3/15/2022	3,800,000	3,643,250
		$80,629,914
FINANCIAL — 0.1%
Ditech Holding Corporation — 9.00% Cash or PIK 12/31/2024	$25,033,174	$20,104,768
INDUSTRIAL — 1.1%
Bombardier, Inc. — 5.75% 3/15/2022 (g)	$13,800,000	$13,817,940
Bombardier, Inc. — 6.00% 10/15/2022 (g)	12,670,000	12,602,849
Bombardier, Inc. — 6.125% 1/15/2023 (g)	29,534,000	29,534,000
Bombardier, Inc. — 7.45% 5/1/2034 (g)	5,800,000	5,879,750
Bombardier, Inc. — 7.50% 3/15/2025 (g)	82,750,000	86,167,575
Bombardier, Inc. — 7.75% 3/15/2020 (g)	28,058,000	29,636,263
		$177,638,377
TOTAL CORPORATE BONDS & NOTES — 1.8% (Cost $256,692,349)		$300,339,225
CORPORATE BANK DEBT
Hall of Fame TL 3M LIBOR + 9.000% — 11.330% 3/20/2019 (c)(d)(e)(f)	$9,568,600	$9,568,600
MEC Filo TL 1M LIBOR + 9.000% — 11.090% 2/12/2021 (c)(d)(e)(f)	19,202,100	19,202,100
Walter Investment Management Corporation, 3M LIBOR + 6.000% — 8.094% 6/30/2022 (c)(f)	13,661,815	13,081,187
TOTAL CORPORATE BANK DEBT — 0.3% (Cost $46,832,571)		$41,851,887
CONVERTIBLE BONDS
Navistar International Corporation — 4.50% 10/15/2018	$22,938,000	$23,058,080
Navistar International Corporation — 4.75% 4/15/2019	25,220,000	25,991,228
TOTAL CONVERTIBLE BONDS — 0.3% (Cost $37,685,279)		$49,049,308

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2018
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
MUNICIPALS
Commonwealth of Puerto Rico GO, Series 2014 A, (SER A), — 8.00% 7/1/2035	$111,230,000	$45,048,150
Puerto Rico Commonwealth Aqueduct & Sewer Authority Rev., Series 2012 A, (SR LIEN-SER A), — 5.00% 7/1/2021	7,070,000	5,921,125
Puerto Rico Commonwealth Aqueduct & Sewer Authority Rev., Series 2012 A, (SR LIEN-SER A), — 5.00% 7/1/2022	3,883,000	3,252,013
Puerto Rico Commonwealth Aqueduct & Sewer Authority Rev., Series 2012 A, (SR LIEN-SER A), — 5.00% 7/1/2033	25,194,000	21,099,975
Puerto Rico Commonwealth Aqueduct & Sewer Authority Rev., Series 2012 A, (SR LIEN-SER A), — 5.125% 7/1/2037	14,598,000	12,225,825
Puerto Rico Commonwealth Aqueduct & Sewer Authority Rev., Series 2012 A, (SR LIEN-SER A), — 5.25% 7/1/2029	9,753,000	8,168,138
Puerto Rico Commonwealth Aqueduct & Sewer Authority Rev., Series 2012 A, (SR LIEN-SER A), — 5.25% 7/1/2042	93,814,000	78,569,225
Puerto Rico Commonwealth Aqueduct & Sewer Authority Rev., Series 2012 A, (SR LIEN-SER A), — 5.75% 7/1/2037	16,607,000	13,908,362
Puerto Rico Commonwealth Aqueduct & Sewer Authority Rev., Series 2012 A, (SR LIEN-SER A), — 6.00% 7/1/2047	14,655,000	12,273,562
Puerto Rico Public Buildings Auth. Rev., Series 2012 U, (REF-GOVT FACS-SER U), — 5.25% 7/1/2042	54,920,000	23,478,300
TOTAL MUNICIPALS — 1.4% (Cost $161,871,179)		$223,944,675
U.S. TREASURIES
U.S. Treasury Notes — 0.75% 7/31/2018	$270,000,000	$269,736,318
U.S. Treasury Notes — 1.50% 8/31/2018	300,000,000	299,773,830
TOTAL U.S. TREASURIES — 3.4% (Cost $569,948,213)		$569,510,148
TOTAL BONDS & DEBENTURES — 7.7% (Cost $1,156,417,189)		$1,266,969,934
TOTAL PURCHASED OPTIONS (e) — 0.5% (Premiums Paid $82,059,459)		$82,534,846
TOTAL INVESTMENT SECURITIES — 82.4% (Cost $10,026,661,544)		$13,656,116,602

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2018
(Unaudited)

SHORT-TERM INVESTMENTS	Principal Amount	Fair Value
Apple, Inc.
— 1.90% 7/6/2018	$35,000,000	$34,990,764
— 1.92% 7/11/2018	75,000,000	74,960,000
— 1.92% 7/12/2018	75,000,000	74,956,000
— 1.92% 7/13/2018	60,000,000	59,961,600
— 1.92% 7/18/2018	56,500,000	56,448,773
— 1.92% 7/20/2018	45,000,000	44,954,400
— 1.92% 7/26/2018	36,284,000	36,235,621
— 1.93% 7/18/2018	100,000,000	99,908,861
— 1.93% 7/25/2018	25,000,000	24,967,833
— 1.93% 7/26/2018	15,000,000	14,979,896
— 1.93% 7/27/2018	100,000,000	99,860,611
Chevron Corporation
— 1.90% 7/17/2018	90,000,000	89,924,000
— 2.02% 8/21/2018	75,000,000	74,785,375
Coca-Cola Co. (The)
— 1.95% 7/31/2018	25,000,000	24,959,375
— 1.96% 7/31/2018	50,000,000	49,918,333
— 1.96% 8/3/2018	25,000,000	24,955,083
— 1.98% 7/30/2018	115,220,000	115,036,224
— 2.00% 8/10/2018	50,000,000	49,888,889
Exxon Mobil Corp.
— 1.84% 7/2/2018	50,000,000	49,997,445
— 1.86% 7/9/2018	50,000,000	49,979,333
— 1.86% 7/19/2018	100,000,000	99,907,000
— 1.87% 7/9/2018	100,000,000	99,958,445
— 1.87% 7/24/2018	29,000,000	28,965,353
— 1.88% 7/10/2018	50,000,000	49,976,500
— 1.90% 7/24/2018	100,000,000	99,878,611
— 1.94% 7/25/2018	67,000,000	66,913,347
— 1.98% 8/16/2018	75,000,000	74,810,250
— 1.99% 8/1/2018	100,000,000	99,828,639
— 2.00% 8/7/2018	118,000,000	117,757,445
GE Capital Treasury Services US LLC
— 2.03% 8/6/2018	100,000,000	99,797,000
— 2.03% 8/8/2018	50,000,000	49,892,861
— 2.06% 8/9/2018	88,000,000	87,803,613
General Electric Co. — 2.03% 8/2/2018	141,000,000	140,745,573
Nestle Finance International Ltd.
— 2.03% 8/10/2018	100,000,000	99,774,445
— 2.09% 8/13/2018	100,000,000	99,750,361

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2018
(Unaudited)

SHORT-TERM INVESTMENTS — Continued	Shares or Principal Amount	Fair Value
Novartis Finance Crop.
— 1.88% 7/2/2018	$33,800,000	$33,798,235
— 1.90% 7/13/2018	20,000,000	19,987,333
— 1.91% 7/3/2018	5,000,000	4,999,470
— 2.00% 8/3/2018	23,000,000	22,957,833
— 2.02% 8/8/2018	35,000,000	34,925,372
PepsiCo, Inc
— 1.86% 7/10/2018	100,000,000	99,953,500
— 1.89% 7/16/2018	100,000,000	99,921,250
— 1.90% 7/23/2018	100,000,000	99,883,889
— 1.93% 7/31/2018	47,315,000	47,238,902
— 1.95% 7/30/2018	120,000,000	119,811,500
Pfizer, Inc.
— 2.00% 7/16/2018	53,000,000	52,955,833
— 2.00% 8/13/2018	30,000,000	29,928,333
Roche Holdings, Inc.
— 1.85% 7/5/2018	19,000,000	18,996,095
— 1.87% 7/16/2018	50,000,000	49,961,042
— 1.92% 7/10/2018	20,000,000	19,990,400
— 2.00% 8/24/2018	130,000,000	129,610,000
The Proctor Gamble & Co. — 1.92% 7/5/2018	5,085,000	5,083,915
Wal-Mart Stores, Inc.
— 1.89% 7/9/2018	23,000,000	22,990,340
— 2.00% 7/17/2018	39,500,000	39,464,889
— 2.00% 7/20/2018	97,735,000	97,631,835
State Street Bank Repurchase Agreement — 0.35% 7/2/2018 (Dated 06/29/2018, repurchase price of $11,618,339, collateralized by $11,555,000 principal amount U.S. Treasury Notes 0.125% 2024, fair value $11,853,500)	11,618,000	11,618,000
TOTAL SHORT-TERM INVESTMENTS — 21.3% (Cost $3,529,135,825)		$3,529,135,825
TOTAL INVESTMENTS — 103.7% (Cost $13,555,797,369)		$17,185,252,427
SECURITIES SOLD SHORT
COMMON STOCKS SOLD SHORT — (9.6)%
Alibaba Group Holding Ltd. (ADR) (China) (a)	(1,426,540)	$(264,665,966)
iShares Russell 2000 ETF	(1,147,707)	(187,959,975)
Pennsylvania Real Estate Investment Trust	(600,700)	(6,601,693)
Tencent Holdings, Ltd. (China)	(17,004,856)	(853,537,307)

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2018
(Unaudited)

SECURITIES SOLD SHORT — Continued	Shares	Fair Value
Utilities Select Sector SPDR Fund	(2,862,045)	$(148,711,859)
Volkswagen AG (Preference Shares) (Germany)	(578,602)	(96,096,834)
WW Grainger, Inc.	(96,049)	(29,621,512)
		$(1,587,195,146)
OTHER COMMON STOCKS SOLD SHORT(i) — (2.6)%		$(431,339,099)
TOTAL COMMON STOCKS SOLD SHORT — (12.2)% (Proceeds $1,293,940,812)		$(2,018,534,245)
Other Assets and Liabilities, net — 8.5%		1,402,099,636
NET ASSETS — 100.0%		$16,568,817,818

(a)  Non-income producing security.

(b)  Affiliated Security.

(c)  Restricted securities. These restricted securities constituted 2.99% of total net assets at June 30, 2018, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Trustees.

(d)  These securities have been valued in good faith under policies adopted by authority of the Board of Trustee in accordance with the Fund's fair value procedures. These securities constituted 1.54% of total net assets at June 30, 2018.

(e)  Investments categorized as a significant unobservable input (Level 3) (See Note F of the Notes to Financial Statements).

(f)  Variable/Floating Rate Security — The rate shown is based on the latest available information as of June 30, 2018. For Senior Loan Notes, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(g)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(h)  Step Coupon — Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2018.

(i)  As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2018
(Unaudited)

At June 30, 2018 the Fund, held forward foreign currency contracts, which are considered derivative instruments, as follows:

Counterparty	Currency Bought		Currency Sold		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	104,461,266	EUR	88,725,000	9/27/2018	$177,417

Purchased Options

Description	Pay/ Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call — CMS Cap Swap (c)(e)	Receive	Maximum of [0, 10-Year — 2-Year — USD-ISDA Swap Rate — 0.122]	0.12%	6/24/2021	Barclays Bank PLC	$763,000,000	$1,999,060	$1,925,049
Call — CMS Cap Swap (c)(e)	Receive	Maximum of [0, 30-Year — 2-Year — USD-ISDA Swap Rate — 0.162]	0.16%	6/24/2021	Barclays Bank PLC	690,000,000	2,001,000	2,023,770
Call — CMS Cap Swap (c)(e)	Receive	Maximum of [0, 10-Year — 2-Year — USD-ISDA Swap Rate — 0.198]	0.20%	6/30/2023	Barclays Bank PLC	678,000,000	2,000,100	2,000,100
Call — CMS Cap Swap (c)(e)	Receive	Maximum of [0, 30-Year — 2-Year — USD-ISDA Swap Rate — 0.273]	0.27%	6/30/2023	Barclays Bank PLC	608,000,000	2,000,320	2,000,320
Call — 30-Year Interest Rate Agreement (c)(e)	Receive	3-Month USD-LIBOR	0.01%	5/22/2025	Barclays Bank PLC	100,000,000	21,930,000	21,461,000

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2018
(Unaudited)

Description	Pay/ Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call — 30-Year Interest Rate Agreement (c)(e)	Receive	3-Month USD-LIBOR	0.01%	7/14/2025	Barclays Bank PLC	$90,081,096	$18,962,071	$18,846,767
Call — 30-Year Interest Rate Agreement (c)(e)	Receive	3-Month USD-LIBOR	0.01%	7/13/2027	Morgan Stanley	89,879,161	18,542,071	19,613,161
							$67,434,622	$67,870,167

Description	Exercise Price	Expiration Date	Counterparty	Notional Amount	Premium	Value
Put — JPY FX (e)	$95.00	3/24/2022	Barclays Bank PLC	$194,350,000	$14,624,838	$14,664,679

See notes to financial statements.

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

June 30, 2018
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
CMS CAP SWAPTION 0.122 JUN21 CALL 0.122 Barclays Bank PLC .122% 6/24/2021	06/22/2018	$1,999,060	$1,925,049	0.01%
CMS CAP SWAPTION 0.162 JUN21 0.162 CALL Barclays Bank PLC .162% 6/24/2021	06/22/2018	2,001,000	2,023,770	0.01%
CMS CAP SWAPTION 0.198 JUN23 0.198 CALL Barclays Bank PLC .198% 6/30/2023	06/28/2018	2,000,100	2,000,100	0.01%
CMS CAP SWAPTION 0.273 JUN23 0.273 CALL Barclays Bank PLC .273% 6/30/2023	06/28/2018	2,000,320	2,000,320	0.01%
Call-Strike $0.0000.10; expires 05/22/25; $100,000,000 (Barclays Capital Counterparty) Barclays Bank PLC 5/22/2025	05/22/2017	21,930,000	21,461,000	0.13%
Call-Strike $0.0000.10; expires 07/13/27; $89,879,161.000 Morgan Stanley & Co. International PLC 7/13/2027	07/13/2017	18,542,071	19,613,161	0.12%
Call-Strike $0.0000.10; expires 07/14/25; $90,081,096.000 Barclays Bank PLC 7/14/2025	07/13/2017	18,962,071	18,846,767	0.11%
GACP II LP	01/12/2018, 02/27/2018, 04/13/2018, 05/17/2018, 6/21/2018, 6/28/2018	45,499,489	45,544,625	0.28%
Hall of Fame TL 3M LIBOR + 9.000% — 11.330% 3/20/2019	03/20/2018	9,568,600	9,568,600	0.06%
Kamsarmax Shipping 11.00% 9/4/2018	09/08/2015, 11/29/2016, 06/07/2017, 09/08/2017	7,453,766	7,453,766	0.05%
MEC Filo TL 1M LIBOR + 9.000% — 11.090% 2/12/2021	06/28/2018, 06/29/2018	19,202,100	19,202,100	0.12%
Nexeo Solutions, Inc.	06/09/2016	155,231,992	161,525,376	0.98%
Nexeo Solutions, Inc. (Founders Shares)	06/09/2016	13,179,863	10,034,627	0.06%
Northern Shipping 7.80% 12/24/2019	12/22/2014	37,673,051	37,673,051	0.23%

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES (Continued)

June 30, 2018
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
RELP 10 9.75% 11/20/2018	01/15/2016, 02/15/2016, 02/23/2016, 03/15/2016, 03/22/2016, 04/12/2016, 04/15/2016, 05/09/2016, 05/15/2016, 05/31/2016, 06/15/2016, 07/01/2016, 07/15/2016, 07/25/2016, 08/15/2016, 08/22/2016, 09/15/2016, 09/30/2016, 10/15/2016, 11/11/2016, 11/15/2016, 12/15/2016	$3,891,210	$3,891,210	0.02%
RELP 11 10.00% 8/5/2018	08/03/2015, 10/01/2015, 11/01/2015, 12/01/2015, 01/01/2016, 02/01/2016, 03/01/2016, 04/01/2016, 05/01/2016, 06/01/2016, 07/01/2016, 08/01/2016, 09/01/2016, 10/01/2016, 11/01/2016, 12/01/2016 01/01/2017, 02/01/2017, 02/03/2017, 02/28/2017, 03/02/2017, 03/27/2017, 04/01/2017, 05/01/2017, 06/01/2017, 06/07/2017, 07/01/2017, 07/13/2017, 08/01/2017, 04/1/2018, 05/1/2018, 06/1/2018, 06/21/2018	25,354,418	25,354,418	0.15%
Sound Holding FP (Luxembourg)	10/07/2013	68,546,025	36,370,582	0.22%
U.S. Farming Realty Trust, L.P.	11/26/2010, 01/31/2011, 03/09/2011, 04/15/2011, 05/10/2011, 06/27/2011, 08/15/2011, 10/17/2011, 10/28/2011, 11/28/2011, 01/03/2012, 01/26/2012, 04/05/2012, 07/13/2012, 12/07/2012, 08/01/2013	27,820,889	37,960,031	0.23%

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES (Continued)

June 30, 2018
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
U.S. Farming Realty Trust II, L.P.	12/24/2012, 04/29/2013, 06/17/2013, 10/28/2013, 01/14/2014, 04/22/2014, 06/25/2014, 09/09/2014, 10/08/2014, 12/18/2014, 06/18/2015, 06/18/2015, 07/29/2015, 07/29/2015	$11,336,412	$12,056,403	0.07%
WLRS Fund I LLC	06/09/2016	8,505,315	7,010,350	0.04%
Walter Investment Management Corporation, 3M LIBOR + 6.000% — 8.094% 6/30/2022	05/12/2016, 06/09/2016, 06/15/2016, 06/20/2016, 06/21/2016	10,953,873	13,081,187	0.08%
TOTAL RESTRICTED SECURITIES		$511,651,625	$494,596,493	2.99%

See notes to financial statements.

FPA CRESCENT FUND
STATEMENT OF ASSETS AND LIABILITIES

June 30, 2018
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $8,808,356,987)	$12,443,452,171
Investments in affiliates at fair value (identified cost $1,218,304,557)	1,212,664,431
Short-term investments — at amortized cost (maturities 60 days or less)	3,529,135,825
Deposits for securities sold short	1,281,851,804
Cash	966
Receivable for:
Investment securities sold	239,400,704
Dividends and interest	33,306,408
Capital Stock sold	10,308,738
Unrealized gain on forward foreign currency contracts	177,417
Unrealized gain on foreign currency contracts	300,852
Total assets	18,750,599,316
LIABILITIES
Payable for:
Securities sold short, at market value (proceeds $1,293,940,812)	2,018,534,245
Investment securities purchased	128,673,116
Capital Stock repurchased	18,295,459
Advisory fees	13,835,775
Accrued expenses and other liabilities	2,442,903
Total liabilities	2,181,781,498
NET ASSETS	$16,568,817,818
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 480,851,766 outstanding shares	$13,124,282,245
Undistributed net realized gain	553,262,399
Accumulated net investment loss	(13,523,207)
Unrealized appreciation of investments	2,904,796,381
NET ASSETS	$16,568,817,818
NET ASSET VALUE
Offering and redemption price per share	$34.46

See notes to financial statements.

FPA CRESCENT FUND
STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2018
(Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $2,153,301)	$79,734,152
Interest	68,828,578
Income from affiliates	8,197,564
Total investment income	156,760,294
EXPENSES
Advisory fees	85,364,333
Short sale dividend expense	10,795,383
Transfer agent fees and expenses	3,549,886
Custodian fees	722,075
Administrative services fees	447,868
Professional fees	404,437
Reports to shareholders	310,246
Trustee fees and expenses	205,846
Legal fees	87,566
Filing fees	65,528
Audit and tax services fees	46,571
Other	81,940
Total expenses	102,081,679
Net expenses	102,081,679
Net investment income	54,678,615
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	485,557,585
Investments in affiliates	15,018,870
Investment securities sold short	(42,562,247)
Investments in forward foreign currency contracts	2,926,151
Foreign currency transactions	(446,926)
Net change in unrealized appreciation (depreciation) of:
Investments	(594,972,333)
Investments in affiliates	(72,771,358)
Investment securities sold short	46,429,549
Investments in Forward Foreign Currency Contracts	1,260,699
Translation of foreign currency denominated amounts	(268,109)
Net realized and unrealized loss	(159,828,119)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(105,149,504)

See notes to financial statements.

FPA CRESCENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$54,678,615	$115,325,791
Net realized gain	460,493,433	401,345,100
Net change in unrealized appreciation (depreciation)	(620,321,552)	1,192,200,369
Net increase (decrease) in net assets resulting from operations	(105,149,504)	1,708,871,260
Distributions to shareholders from:
Net investment income	—	(170,034,103)
Net realized capital gains	—	(474,105,805)
Total distributions	—	(644,139,908)
Capital Stock transactions:
Proceeds from Capital Stock sold	1,098,645,521	2,963,748,955
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	—	554,255,340
Cost of Capital Stock repurchased	(1,909,425,091)*	(3,653,023,894)*
Net decrease from Capital Stock transactions	(810,779,570)	(135,019,599)
Total change in net assets	(915,929,074)	929,711,753
NET ASSETS
Beginning of period	17,484,746,892	16,555,035,139
End of period	$16,568,817,818	$17,484,746,892
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	31,375,824	86,944,211
Shares issued to shareholders upon reinvestment of dividends and distributions	—	16,125,013
Shares of Capital Stock repurchased	(54,509,682)	(106,749,276)
Change in Capital Stock outstanding	(23,133,858)	(3,680,052)

*  Net of redemption fees of $179,826 and $331,976 for the period ended June 30, 2018 and year ended December 31, 2017, respectively.

See notes to financial statements.

FPA CRESCENT FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2018		Year Ended December 31,
	(Unaudited)		2017	2016	2015	2014	2013
Per share operating performance:
Net asset value at beginning of period	$34.69		$32.61	$31.06	$33.74	$32.96	$29.29
Income from investment operations:
Net investment income*	$0.11		$0.23	$0.24	$0.18	$0.25	$0.14
Net realized and unrealized gain (loss) on investment securities	(0.34)		3.14	2.93	(0.89)	1.94	6.02
Total from investment operations	$(0.23)		$3.37	$3.17	$(0.71)	$2.19	$6.16
Less distributions:
Dividends from net investment income	—		$(0.34)	$(0.29)	$(0.31)	$(0.31)	$(0.21)
Distributions from net realized capital gains	—		(0.95)	(1.34)	(1.66)	(1.10)	(2.28)
Total distributions	—		(1.29)	(1.63)	(1.97)	(1.41)	(2.49)
Redemption fees	—	**	— **	$0.01	— **	— **	— **
Net asset value at end of period	$34.46		$34.69	$32.61	$31.06	$33.74	$32.96
Total investment return	(0.66)%		10.39%	10.25%	(2.06)%	6.64%	21.95%
Ratios/supplemental data:
Net assets, end of period (in $000's)	$16,568,818		$17,484,747	$16,555,035	$18,119,838	$19,983,836	$15,903,874
Ratio of expenses of average net assets:
Expenses	1.20	%†‡	1.10%‡	1.09%‡	1.11%‡	1.20%‡	1.23%‡
Net investment income	0.64	%†	0.66%	0.77%	0.53%	0.45%	0.34%
Portfolio turnover rate	42	%†	18%	35%	48%	31%	22%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

†  Annualized.

‡  For the periods ended June 30, 2018, December 31, 2017, December 31, 2016, December 31, 2015, December 31, 2014, December 31, 2013 the expense ratio includes short sale dividend expense equal to 0.13%, 0.03%, 0.02%, 0.02%, 0.05%, 0.09% of average net assets, respectively.

See notes to financial statements.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

June 30, 2018
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA Crescent Fund (the "Fund"), a series of the FPA Funds Trust, is registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company. The Fund's investment objective is to seek to generate equity-like returns over the long-term, take less risk than the market and avoid permanent impairment of capital. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations. A detailed listing of outstanding currency transactions is included in the Portfolio of Investments, in Investment Securities in the Statement of Assets and Liabilities and in Disclosure of Fair Value Measurements.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities (Long): The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

Common Stocks and Other Securities (Short): The prices of common stocks and other securities sold short rise between the date of the short sale and the date on which the Fund replaces the borrowed security. In addition, the Fund repays the person that lent it the security for any interest or dividends that may have accrued.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Interest Rate Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

Credit Risk: The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage-and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Though the Fund has not been adversely impacted, continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $2,400,478,060 for the period ended June 30, 2018. The proceeds and cost of securities sold resulting in net realized gains of $460,493,433 aggregated $3,996,637,972 and $3,536,144,539 respectively, for the period ended June 30, 2018. Realized gains or losses are based on the specific identification method.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at June 30, 2018, was $13,485,403,061 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at June 30, 2018, for federal income tax purposes was $3,929,758,727 and $1,009,145,544, respectively resulting in net unrealized appreciation of $2,920,613,183. As of and during the period ended June 30, 2018, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2014 or by state tax authorities for years ended on or before December 31, 2013.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets.

For the period ended June 30, 2018, the Fund paid aggregate fees and expenses of $205,846 to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Securities Sold Short

The Fund maintains cash deposits and segregates marketable securities in amounts equal to the current market value of the securities sold short or the market value of the securities at the time they were sold short, whichever is greater. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The dividends on securities sold short are reflected as short sale dividend expense.

NOTE 7 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the period ended June 30, 2018, the Fund collected $179,826 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 8 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the NYSE. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. However, most fixed income securities are generally valued at prices obtained from pricing

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Currency forwards are valued at the closing currency exchange rate which is not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Investments in limited partnerships are valued, as a practical expedient, utilizing the net asset valuations provided by the underlying limited partnerships in a manner consistent with U.S. GAAP for investment companies. The Fund applies the practical expedient to its investments in limited partnerships on an investment-by-investment basis, and consistently with the Fund's entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the net asset valuation. Investments in limited partnerships are included in Level 3 of the fair value hierarchy based on the limited rights of withdrawal by the Fund as specified in the respective agreements. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. These assumptions consider inputs such as proprietary pricing models, cash flows, prepayments, defaults, and collateral. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2018: (see Portfolio of Investments for industry categories):

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Internet Media	$1,200,940,625	—	—	$1,200,940,625
Aircraft & Parts	1,197,260,967	—	—	1,197,260,967
Infrastructure Software	896,631,689	—	—	896,631,689
Diversified Banks	769,550,514	—	—	769,550,514
Entertainment Content	741,486,816	—	—	741,486,816
Banks	612,591,609	—	—	612,591,609

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Investments	Level 1	Level 2	Level 3	Total
Institutional Brokerage	$565,360,249	—	—	$565,360,249
P&C Insurance	516,668,289	—	—	516,668,289
Semiconductor Devices	508,781,165	—	—	508,781,165
Cable & Satellite	492,862,205	—	—	492,862,205
Insurance Brokers	409,369,051	—	—	409,369,051
Consumer Finance	384,637,558	—	—	384,637,558
Electrical Components	352,778,529	—	—	352,778,529
Investment Companies	300,713,640	—	—	300,713,640
Internet Based Services	275,615,621	—	—	275,615,621
Generic Pharma	268,364,437	—	—	268,364,437
Cement & Aggregates	263,271,349	—	—	263,271,349
Advertising & Marketing	253,316,231	—	—	253,316,231
Midstream — Oil & Gas	205,385,390	—	—	205,385,390
Life Science Equipment	203,856,831	—	—	203,856,831
Packaged Food	175,904,432	—	—	175,904,432
Chemicals Distribution	161,525,376	—	$10,034,627	171,560,003
Communications Equipment	166,503,983	—	—	166,503,983
Containers & Packaging	149,825,849	—	—	149,825,849
Integrated Utilities	148,282,189	—	—	148,282,189
Automobiles	99,535,837	—	—	99,535,837
Household Products	98,022,444	—	—	98,022,444
Specialty Chemicals	92,751,964	—	—	92,751,964
Integrated Oils	85,607,726	—	—	85,607,726
Food & Drug Stores	75,417,293	—	—	75,417,293
E-Commerce Discretionary	51,736,895	—	—	51,736,895
Base Metals	50,122,671	—	—	50,122,671
Marine Shipping	—	—	36,370,582	36,370,582
Mortgage Finance	1,320,201	—	—	1,320,201
Closed End Fund
Internet Media	354,868,637	—	—	354,868,637
Limited Partnerships	—	—	102,571,409	102,571,409
Preferred Stock
Integrated Oils	19,801,942	—	—	19,801,942
Warrants
Mortgage Finance	—	—	—	—
Convertible Preferred Stock
Mortgage Finance	—	$6,965,000	—	6,965,000

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Investments	Level 1	Level 2	Level 3	Total
Residential Mortgage-Backed Securities
Non-Agency Collateralized Mortgage Obligation	—	$4,550,537	$3,351,709	$7,902,246
Asset-Backed Securities
Asset-Backed Securities	—	—	29,245,628	29,245,628
Other	—	—	45,126,817	45,126,817
Corporate Bonds & Notes	—	300,339,225	—	300,339,225
Corporate Bank Debt	—	13,081,187	28,770,700	41,851,887
Convertible Bonds	—	49,049,308	—	49,049,308
Municipals	—	223,944,675	—	223,944,675
U.S. Treasuries	—	569,510,148	—	569,510,148
Short-Term Investments	—	3,529,135,825	—	3,529,135,825
	$12,150,670,204	$4,696,575,905	$255,471,472	$17,102,717,581
Currency Options (currency risk)	—	—	$14,664,679	$14,664,679
Purchased Options	—	—	67,870,167	67,870,167
Forward Foreign Currency Contracts (currency risk)
Receivable	—	$177,417	—	177,417
	—	$177,417	$82,534,846	$82,712,263
Common Stock Sold Short	$(2,018,534,245)	—	—	$(2,018,534,245)

The following table summarizes the Fund's Level 3 investment securities and related transactions during the period ended June 30, 2018:

Investments	Beginning Value at December 31, 2017	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In	Gross Transfers Out	Ending Value at June 30, 2018	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at June 30, 2018
Asset-Backed Securities — Asset-Backed Securities	$43,195,522	—	$1,154,313	$(15,104,207)	—	—	$29,245,628	—
Purchased Options (interest rate risk)	53,684,812	$6,184,875	8,000,480	—	—	—	67,870,167	$6,184,875

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Investments	Beginning Value at December 31, 2017	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In	Gross Transfers Out	Ending Value at June 30, 2018	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at June 30, 2018
Common Stocks	$48,778,633	$9,199,280	—	$(11,572,704)	—	—	$46,405,209	$8,385,131
Limited Partnerships	57,963,534	(509,964)	$45,499,489	(381,650)	—	—	102,571,409	(509,964)
Asset-Backed Securities — Other	47,375,590	—	—	(2,248,773)	—	—	45,126,817	—
Currency Options (currency risk)	18,849,423	(4,184,744)	—	—	—	—	14,664,679	(4,184,744)
Corporate Bank Debt	—	—	28,770,700	—	—	—	28,770,700	—
Residential Mortgage- Backed Securities Non-Agency Collateralized Mortgage Obligation	14,112,680	1,710,091	—	(12,471,062)	—	—	3,351,709	(1,286,238)
	$283,960,194	$12,399,538	$83,424,982	$(41,778,396)	—	—	$338,006,318	$8,589,060

*  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Fund's Board of Trustees. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. The Adviser reports to the Board of Trustees at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, the Adviser will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment. Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were transfers of $909,762,864 from Level 2 to Level 1 during the period ended June 30, 2018. The transfers between Level 2 and Level 1 of the fair value hierarchy during the period ended June 30, 2018, were due to changes in valuation of international equity securities from the fair value price to the exchange

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

closing price. The following table summarizes the quantitative inputs and assumptions used for items categorized as items categorized as Level 3 of the fair value hierarchy as of June 30, 2018:

Financial Assets	Fair Value at June 30, 2018	Valuation Technique(s)	Unobservable Inputs	Price/Range
Asset-Backed Securities — Asset Backed Securities	$29,245,628	Most Recent Capitlization (Funding) (d)	Private Financing	$100.00
Asset-Backed Securities — Other	$45,126,817	Most Recent Capitlization (Funding) (d)	Private Financing	$100.00
Residential Mortgage-Backed — Non-Agency CMO	$3,351,709	Methods of Comparables/Consensus Pricing (c)	Quotes/Prices	$36.86-$58.22 ($49.67)
			Discount	0.0%-5.59% (2.99%)
Corporate Bank Debt	$28,770,700	Most Recent Capitlization (Funding) (d)	Private Financing	$100.00
Currency Options (currency risk)	$14,664,679	Third-Party Broker Quote (e)	Quotes/Prices	$0.08
Purchased Options (interest rate risk)	$67,870,167	Third-Party Broker Quote (e)	Quotes/Prices	$0.00-$0.22
Common Stocks — Long	$10,034,627	Restricted Assets (a)	Discount	45.24%
	$36,370,582	NAV adjusted to Fair Value (b)	N/A	$31.73
Limited Partnerships	$45,544,625	NAV as Practical Expedient (g)	N/A	$100.10
	$37,960,031	Discounted NAV (f)	Discount	4.43%
	$12,056,403	Discounted NAV (f)	Discount	7.30%
	$7,010,350	Restricted Assets (a)	N/A	$7,242.78

(a)  The fair value of the investment is measured on the basis of the quoted price for an otherwise identical unrestricted instrument that trades in a public market, adjusted to reflect the effect of the restriction.

(b)  The NAV provided by the administrator of the LLC is reported at depreciated cost. To adjust to fair value, the Fund obtains independent appraisals of the underlying fixed assets and adjusts the NAV based on the difference between the two values.

(c)  The Pricing Model technique for Level 3 securities involves preparing a proprietary broker price opinion (BPO) model using valuation information provided by the loan servicer based on local market resources and sales trends published by the National Association of Realtors, and a broker, and then applying an appropriate discount to that valuation. The discount reflects market conditions such as lack of liquidity of the investment, the costs associated with foreclosure and liquidation, the historical performance of the loan pool and the characteristics of the remaining loans including whether or not the loans are performing.

(d)  The significant unobservable inputs used in the fair value measurement of the Fund's Private Investment shares are based on its most recent funding. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of this investment would be lower.

(e)  The Third Party Broker Quote technique involves obtaining an independent third-party broker quote for the security.

(f)  The NAV provided by the general partner has been discounted for the possible impact from various long-term exit strategies under consideration by the general partner.

(g)  No adjustments were made to the NAV provided by the administrator of the Limited Partnerships. Adjustments to the NAV would be considered if the practical expedient NAV was not as of Fund's measurement date; it was probable that the Limited Partnerships would be sold at a value materially different than the reported expedient NAV; or it was determined in accordance with the Fund's valuation procedures that the Limited Partnerships are not being reported at fair value.

Options Contracts: An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. A swaption is an option contract granting the owner the right to enter into an underlying swap. Inflation-capped options are options on U.S. inflation rates at a stated strike price. The seller of an inflation-capped option receives an upfront premium and in return the buyer receives the right to receive a payment at the expiration of the option if the cumulative annualized inflation rate over the life of the option is above (for caps) or below (for floors) the stated strike price. The purpose of

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products below a certain rate on a given notional exposure. Writing put options or purchasing call options tends to increase a Fund's exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund's exposure to the underlying instrument. When a Fund writes or purchases a call, put, or inflation-capped option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the underlying written option. In addition, an illiquid market may make it difficult for a Fund to close out an option contract. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange's clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A Fund's maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid.

Forward foreign currency contracts: Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued daily at the foreign exchange rates as of the close of the New York Stock Exchange. Unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the foreign exchange rates at the end of the period is included in the Statement of Assets and Liabilities under the caption "Forward Foreign Currency Contracts." Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the year are included in the Statement of Operations under the caption "Forward Foreign Currency Contracts." During the period ended June 30, 2018 the fund had average volume of forward foreign currency contracts (based on the open positions at each month end) for purchases and sales of $0 and $30,260,549, respectively.

NOTE 9 — Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Non-cash collateral pledged by a Fund, if any, is noted in the Portfolio of Investments. Generally, the amount of collateral due from or to a party is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements. The following table presents the Fund's OTC derivative assets and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of June 30, 2018:

Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Collateral Received (Pledged)		Assets (Liabilities) Available for Offset	Net Amount of Assets* (Liabilities)
State Street Bank and Trust Company:
Repurchase Agreement	$11,618,000	$11,618,000	**	—	—
Barclays Capital:
Forward Foreign Currency Contracts Receivable	$177,417	—		—	$177,417
Call Options Purchased	$48,257,006	—		—	$48,257,006
Put Options Purchased	$14,664,679	—		—	$14,664,679
Morgan Stanley:
Call Options Purchased	$19,613,161	—		—	$19,613,161

*  Represents the net amount receivable (payable) from the counterparty in the event of default.

**  Collateral with a value of $11,853,500 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

NOTE 10 — Commitments

At June 30, 2018, the Fund was liable for the following unfunded commitments:

Security	Unfunded Commitment
GACP II LP	$24,500,511

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE 11 — Affiliated Investments

A company is considered an affiliate of a fund under the Investment Company Act of 1940 if the Fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. Further details on such holdings and related transactions during the period ended June 30, 2018, appear below:

Investments	Shares Held at 12/31/2017	Beginning Value as of December 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales of Affiliated Investments	Change in Unrealized Appreciation/ Depreciation	Ending Value as of June 30, 2018	Shares as of June 30, 2018	Dividend Income from Affiliated Investments
Common Stocks — 7.23%
Aircraft & Parts — 2.70%
Esterline Technologies Corporation(a)	2,630,901	$196,528,305	—	—	—	$(2,367,811)	$194,160,494	2,630,901	—
Meggitt plc	38,965,308	253,015,613	—	—	—	661,363	253,676,976	38,965,308	$5,931,537
		449,543,918	—	—	—	(1,706,448)	447,837,470		5,931,537
Banks — 2.36%
CIT Group, Inc.	8,913,170	438,795,359	—	$(59,204,264)	$15,019,865	(2,835,984)	391,774,976	7,771,771	2,486,967
Chemicals Distribution — 1.04%
Nexeo Solutions, Inc. (Founders Shares)(a)(b)(c)(d)	2,431,709	9,936,033	—	—	—	98,594	10,034,627	2,431,709	—
Nexeo Solutions, Inc.(a)(b)	17,691,717	160,994,625	—	—	—	530,751	161,525,376	17,691,717	—
		170,930,658	—	—	—	629,345	171,560,003		—
Containers & Packaging — 0.90%
Owens-Illinois, Inc.(a)	8,912,900	197,598,993	—	—	—	(47,773,144)	149,825,849	8,912,900	—
Marine Shipping — 0.22%
Sound Holding FP (Luxembourg)(a)(b)(c)(d)	1,146,250	28,084,045	—	—	—	8,286,537	36,370,582	1,146,250	—
Mortgage Finance — 0.01%
Ditech Holding Corporation(a)	—	—	21,694,279	0	(40)	(20,374,038)	1,320,201	252,912	—
Limited Partnerships — 0.04%
WLRS Fund I LLC(a)(b)(c)(d)	968	6,954,505	—	—	—	55,845	7,010,350	968	—
Convertible Preferred Stock — 0.04%
Mortgage Finance — Ditech Holding Corporation(a)	—	—	16,019,429	0	(959)	(9,053,470)	6,965,000	9,950	—

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Investments	Shares Held at 12/31/2017	Beginning Value as of December 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales of Affiliated Investments	Change in Unrealized Appreciation/ Depreciation	Ending Value as of June 30, 2018	Shares as of June 30, 2018	Dividend Income from Affiliated Investments
Warrants — 0.00%
Ditech Holding Corporation (Class A)(a)(c)(d)	—	—	$0	—	—	—	$0	430,887	—
Ditech Holding Corporation (Class B)(a)(c)(d)	—	—	0	—	—	—	0	341,900	—
		—	0	—	—	—	0		—
Total Affiliate Investments — 7.32%		$1,291,907,478	$37,713,708	$(59,204,264)	$15,018,866	$(72,771,357)	$1,212,664,431		$8,418,504

(a)  Non-income producing security.

(b)  Restricted securities. These securities are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Trustees.

(c)  These securities have been valued in good faith under policies adopted by authority of the Board of Trustees in accordance with the Fund's fair value procedures.

(d)  Investments categorized as a significant unobservable input (Level 3) (See Note F of the Notes to Financial Statements).

FPA CRESCENT FUND
SHAREHOLDER EXPENSE EXAMPLE

June 30, 2018 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the  period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value December 31, 2017	$1,000.00	$1,000.00
Ending Account Value June 30, 2018	$993.40	$1,018.84
Expenses Paid During Period*	$5.93	$6.01

*  Expenses are equal to the Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2018 (181/365 days).

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Independent Trustees
Allan M. Rudnick – 1940†	Trustee and Chairman* Years Served: 6	Private Investor. Formerly Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Sandra Brown – 1955†	Trustee* Years Served: 1	Consultant. Formerly CEO and President of Transamerica Financial Advisers, Inc., 1999 to 2009; President, Transamerica Securities Sales Corp. 1998 to 2009; VP, Bank of America Mutual Fund Administration 1990 to 1998.	7
Mark L. Lipson – 1949†	Trustee* Years Served: 2	Consultant. ML2Advisors, LLC. Former Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Founder, Chairman and CEO of the Northstar Mutual Funds (1993-2001).	7
Alfred E. Osborne, Jr. – 1944†	Trustee* Years Served: 14	Interim Dean, Professor and Faculty Director, Price Center for Entrepreneurship and Innovation of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminum, Inc.
A. Robert Pisano – 1943†	Trustee* Years Served: 4	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Entertainment Partners, and Resources Global Professionals
Patrick B. Purcell – 1943†	Trustee* Years Served: 10	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7
Interested Trustees(2)
J. Richard Atwood – 1960	Trustee* and President Years Served: 14	Managing Partner of the Adviser.	7
Steven Romick – 1963	Trustee,* Vice President & Portfolio Manager Years Served: 23	Managing Partner of the Adviser.	2

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Officers
Mark Landecker – 1975	Vice President & Portfolio Manager Years Served: 4	Partner of the Adviser (since 2013). Formerly Managing Director (2013) and Senior Vice President (2009 to 2012) of the Adviser.
Brian Selmo – 1977	Vice President & Portfolio Manager Years Served: 4	Partner of the Adviser (since 2013). Formerly Managing Director (2013) and Vice President (2008 to 2012) of the Adviser.
David C. Lebisky – 1972	Chief Compliance Officer Years Served: 1

President of Lebisky Compliance Consulting LLC (since October 2015). Consultant, Duff & Phelps Compliance Consulting (since 2016). Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) (since 2015). Formerly, Director of Regulatory Administration, Scotia Institutional Investments US, LP (2010 to 2014).

E. Lake Setzler – 1967	Treasurer Years Served: 10	Senior Vice President and Controller of the Adviser.
Francine S. Hayes – 1967	Secretary Years Served: 2	Vice President and Senior Counsel of State Street Bank and Trust Company

(1)  The address for each Trustee and each Officer (except Ms. Hayes) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Hayes' address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of his affiliation with the Fund's Adviser.

*  Trustees serve until their resignation, removal or retirement.

†  Audit Committee member

The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982-4372.

FPA CRESCENT FUND

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948

(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

TICKER SYMBOL: FPACX
CUSIP: 30254T759

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street,
Los Angeles, California 90017

This report has been prepared for the information of shareholders of FPA CRESCENT FUND, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at www.fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2018 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 551-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

FPA International Value Fund

Semi-Annual Report

June 30, 2018

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

For the quarter ended June 30, 2018, the FPA International Value Fund (the "Fund") declined -3.10% (in U.S. currency), compared to a decline of -2.61% over the same period for the MSCI All Country World Index (ex-U.S.) (Net) (the "Index").1 Since the beginning of the year, however, it has declined -2.85%, outperforming the Index, which has declined -3.77% over the same period.2 Most importantly, since its inception on Dec. 1, 2011, our Fund has outperformed the Index by returning an average of 8.35% per year, net of fees and expenses,3 compared to an average of 6.83% for the Index over the same period.4

To help put these results in the context of our absolute strategy, cash and equivalent holdings accounted for 25% of the Fund's net assets at the end of the quarter, in line with the average level for the period. Since the beginning of the year, they have averaged 26% of net assets. Most importantly, since the Fund's inception, cash exposure has averaged 32% of net assets, while fluctuating from less than 12% to more than 40%, depending on the availability of suitable investment opportunities.

Recent performance

Given this exposure to cash, it may not come as a surprise that our Fund has outperformed the declining Index by close to 25% through the first half of the year. However, this performance was generated in a period when our exposure to Latin America has continued to increase and has averaged around 15% of the Fund's assets.5 Much of that exposure reflects investments in Brazilian companies.

For reference, the Ibovespa Brasil Sao Paulo Stock Exchange Index ("IBOV") has declined 19% since the beginning of the year (in U.S. currency), driven by a severe, prolonged economic downturn, continued political instability, and fears of further currency devaluation similar to the sharp declines recently experienced in other emerging markets, such as Argentina and Turkey.

While our Latin American investments performed better than the IBOV over the period, they had a significant negative impact on the Fund's performance. Three out of five of the Fund's biggest detractors were Brazilian equities in the second quarter and since the beginning of the year. Excluding these holdings, our equity portfolio returned close to 6% for the quarter ended June 30, 2018, and since the beginning of the year, compared to declines for the Index over these two periods.

In the past, we have often been able to comment on groups of contributors to explain positive performance. We talked about European-based high-quality large-cap companies we were able to buy at heavily discounted prices as a result of the Euro crisis in the first quarter of 2012. We talked about cyclical industrial and consumer discretionary names we bought starting in the later part of 2014, when their share prices were under pressure due to the slowing Chinese economy and its impact on growth and commodity demand in emerging markets. We talked about British-centric holdings we purchased following the Brexit vote and during the subsequent correction in the UK market in the early part of the third quarter of 2016. And in the later part of this market cycle, we talked about smaller, off-the-beaten-path companies, some with meaningful opportunities for further business developments, such as Purplebricks and Keywords.

1  Comparison is based on the period from March 29 to June 29, 2018 for the Index.

2  Comparison is based on the period from Dec. 29, 2017 to June 29, 2018 for the Index.

3  The Fund's expense ratio is 1.29% per the most recent Prospectus.

4  Comparison is based on the period from Nov. 30, 2011 to March 29, 2018 for the Index.

5  Including Edenred. While based in France, Edenred currently generates about 60% of its profits in Latin America.

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However, the positive performance of our non-Latin American holdings this period stems from a wide range of diverse businesses. For the quarter ended June 30, 2018, contributors included companies engaged in specialty chemical distribution; personal care and domestic appliances; healthcare technologies and services in imaging, monitoring, and treatment; digital market places for cars and properties; IT services; and software solutions. Year-to-date, it also included recruitment services; gas masks and other respiration protection equipment; as well as milk liners, clusters, and other types of dairy farm equipment. This performance was, in essence, the result of our stock selection, and a reflection of our go-anywhere approach, whereby we look across all sectors, sizes, and geographies, but only select well-run, financially robust, high-quality companies whose stocks we can purchase at significant discounts to their intrinsic values.

Most importantly, what the performance of our non-Latin American holdings shows is that beside our recent purchases in Latin America, we have continued to build wealth with past purchases, and to monetize some of the gains, while re-deploying capital towards new investment ideas.

Space oddity

As mentioned in previous commentaries, it is not uncommon for our new purchases to be stocks that are experiencing negative price pressure, as is the case this time with our Latin American holdings. We already discussed in some of our recent commentaries increasing price attractiveness across some of the Latin American markets, many of which we last visited about a year ago, and more specifically Brazil. This is one corner of the international markets that has experienced significant challenges in recent years.

In fact, with prices around the world pushed to such high levels, in part by strong economic momentum, Brazil is an oddity in the equity space. The country has been struggling to recover from a particularly severe economic downturn, in terms of both its magnitude and its duration. GDP growth is moribund, and unemployment remains at record high levels. Most of Brazil's political class, along with part of its business class, is mired in corruption scandals at a time when the country is preparing to choose its next president. Many Brazilian companies are experiencing abnormally weak levels of business activity, and often short-term disruption as executives find themselves named in one investigation or another. In typical capital markets fashion, these issues have indiscriminately turned most Brazilian stocks into toxic assets, regardless of individual underlying fundamentals.

This is in sharp contrast to the perfect "Eldorado" investors saw in the country only a few years back, when it stood as the first letter of the "BRICs" acronym, and was the poster child for the "de-coupling" story with expectations of perpetual double-digit economic growth. Too often capital markets deal in simplistic absolute terms like these, and are often wrong as a result. This is partly why we can repeatedly find opportunities to buy good companies at discounted prices. As we explained back then, we had little interest in paying the type of multiples Brazilian companies commanded at the time. Of course, we were scorned for having too little exposure to the region, as I suspect we may be criticized for having too much now.

Throughout all this, we have avoided both extremes, and followed a more nuanced and analytical bottom-up approach. We have focused on business fundamentals and valuation estimates based on long-term free cash flow generating power (meaning through both good and bad times). We have repeatedly travelled to the region, taking the time to identify the businesses we would want to own; the managers who could run operations effectively, give reliable disclosure, and act as good stewards of capital; as well as the few families and owners we could trust. We established relationships to help us gain knowledge about specific industries, and to ultimately gain comfort with individual investments. At a fundamental level, what we found to be true is that Brazil harbors many well-run, high-quality companies that we wanted to own at the right price. The current economic and

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political crisis has provided us with the opportunity to buy their stocks at significant discounts to intrinsic values, while also taking advantage of the highly depreciated currency.

To be clear, our increased exposure to the region is not a function of top-down macro or political views. Nor is it a function of some asset allocation strategy. It is only a function of our belief that good companies are now being offered at highly discounted prices, as a product of the challenging short-term economic and political environment.

Key performers

The largest detractor to performance this quarter was an undisclosed position we have been building. The second largest detractor to performance was Ambev SA. It was also our worst-performing holding with a share price down 35.6% (in U.S. currency).6 Ambev is the leading beer company, as well as Pepsi's exclusive bottler, in Brazil. As such, it is exposed to many of the country-specific issues we highlighted in our earlier comments, and its stock has suffered accordingly in the past few months.

The top contributor to performance was IMCD Group NV. Based in the Netherlands, IMCD is a leading global distributor of specialty chemicals and food ingredients that came to the equity markets just over two years ago. As its business fundamentals get stronger over time, and the company builds value per share at a high rate of growth, investors may be slowly recognizing the high quality of IMCD's model and management, which has caused its market value to play catch-up at an accelerating pace in recent months.

Our best-performing holding was Sumo Group PLC, a position we had recently been building. Its share price was up 76.9% (in U.S. currency) in the second quarter.7

Portfolio activity

As always, we continued to add to holdings we believe offer compelling discounts to intrinsic value, and to trim positions that are becoming less attractively priced. We also consistently rebalance individual positions based on relative discounts to intrinsic value. While this helps ensure that our most compelling investments are always more heavily weighted and can drive performance, it can also artificially inflate turnover.

We made several new purchases in the second quarter, including Dignity PLC, Industria de Diseno Textil ("Inditex"), and Sumo Group PLC. Based in the UK, Dignity is the country's second-largest provider of funeral and cremation services. Based in Spain, Inditex is a leading global retailer of fashion apparel, primarily under the Zara brand. Based in the UK, Sumo is a global provider of outsourced development services to the video game industry.

Lastly, we exited several positions in the quarter, including Amadeus IT Group, Essilor International SA, Fenner PLC, Meggitt PLC, WPP AUNZ LTD, and WPP PLC. The share prices of Amadeus and Meggitt had converged toward our estimates of intrinsic value, and no longer offered the margin of safety that is required for us to remain invested.

The stocks of both Essilor and Luxottica have appreciated in value as the merger of the two companies received approvals from the various countries where they operate and most importantly, from the European

6  Based on the percentage of Ambev's share price change from March 31 to June 30, 2018 in U.S. currency. This share price change may not equate with the performance of the holding in the Fund. As of June 30, 2018, Ambev represented 1.2% of the Fund's assets.

7  Based on the percentage of Sumo's share price change from March 31 to June 30, 2018 in U.S. currency. This share price change may not equate with the performance of the holding in the Fund. As of June 30, 2018, Sumo represented 1.5% of the Fund's assets.

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LETTER TO SHAREHOLDERS

(Continued)

Commission. We viewed these two holdings as parts of the same investment. As the discount has unwound, we have trimmed the combined position by prioritizing the selling of Essilor, which we believed was less attractively priced than Luxottica. However, at the end of the period, we remained shareholders of Luxottica.

As mentioned in our first quarter commentary, Fenner had been a long-standing investment of the Fund. It had been one of our largest holdings for a prolonged period of time, and the single largest position for well over a year, at one point accounting for roughly 8% of assets. The company was one of the few holdings left in the portfolio from all the cyclicals we purchased during the commodity downturn in 2014. Fenner had agreed to be acquired by Michelin earlier this year, and the deal closed during the second quarter.

Lastly, we sold out of our two investments in WPP, one at the parent level in the UK, and one at the subsidiary level in Australia. Our decision to sell both holdings follows the abrupt departure of the architect and CEO of the company, Martin Sorrell. There were three main reasons behind the sale. One, we believed Mr. Sorrell was an important driving force for the group, especially at a critical time for WPP, which faces significant industry changes. Two, the way his departure was handled, including succession management, and how it was communicated to the market failed to meet our governance standards. Three, our experience with the industry has been reminiscent of our experience with UK real estate agents. As we continued to monitor and research the advertising business, we found that the structural changes impacting it are potentially more severe than we initially thought, further highlighting the need for strong leadership.

As we explained in our previous commentary, we think strong leadership with companies facing material change is particularly important. By strong leadership, we mean executives with intrinsic knowledge of the business, acute strategic vision, the ability to unite an organization behind that vision, superior execution capabilities, sound balance sheet management, and the discipline to allocate and deploy capital in a value-accretive manner. Mr. Sorrell is a true "ad man" who built WPP from the ground-up and had the required charisma to command the many strong personalities of this business. We considered him uniquely suited to steer the business through hard times.

The value curse

One of the most difficult challenges we have to address as fundamental value investors is how we deal with change. In the past few years, we have seen virtually every business model we thought we knew being altered, at least to some degree, by new technology advances, shifts in consumer preferences, or evolving business practices (often in reaction to political interventions). Change drives uncertainty, and establishing clarity requires the type of research and analytical work that many investors no longer have the incentive, inclination, or capabilities to perform. This is likely to lead them to sell in the face of any change, and will cause a company's stock price to decline. As a result, a stock might trade at a low multiple of past earnings (or short-term forward earnings), or a high free cash flow yield, but this, in and of itself, tells us very little.

What we need to determine is whether this decline in price constitutes a value opportunity, or a value trap. There are several challenges in doing so. First, we have to assess if a change is cyclical or temporary, rather than structural. This is particularly difficult for value investors. We are wired to be contrarian thinkers, to ignore short-term noise, and anchor on how things were historically. That is our curse, as it will cause us to spurn one of the youngest and yet most-powerful companies ever built, while rejoicing at the opportunity presumably created by challenges at one of the oldest listed industrial groups, or some multi-decade leading brick and mortar retailer. Industry category classification, and the institutional, if not economic imperative, to stay true to a "style box," only adds to these biases. Investing in evolving yet powerful businesses that can create value over time, even at

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FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

compelling discounts, might cause us to be dismissed as value heretics if their stocks happen to trade at a high multiple of past earnings.

This cycle has been particularly testing for value investors in that regard, with perceived margins of safety often evaporating in the face of changing fundamentals, while true value shifts towards other businesses often viewed as too expensive. As the pressure to keep up with the market mounts, the risk for many of these investors is now to be pushed into chasing the latest trends to make up for past miscalculations.

In addition to the nature of the changes facing a business, we need to assess how fast and impactful they might be, and to what degree a company could respond and adapt. Whereas our fundamental value biases hurt us in the case of the former, they help in the case of the latter. Because we are constantly talking to companies about what they do, how they do it and why, rather than discussing short-term earnings, we believe we can make reasonable conjectures as to what will happen to a business. Importantly, these will not be based merely on historical data, but most critically on what we can reasonably expect people and organizations to do. We believe this is where a significant part of our ability to differentiate as investors ultimately resides.

Organic nature

The added difficulty in assessing future business developments is that they are organic by nature. Little in the life of a given company is static, unidirectional, or linear. As a former portfolio manager of mine used to always say: For every anticipated action, we must also expect a reaction. What this requires us to do as investors is to continuously question the fundamentals of a business and its management in order to assess whether it remains suitable for our strategy, and whether its stock still trades at a discount to intrinsic value.

In doing so, we also hope to counteract another of our biases as long-term investors. Our inclination is to believe that in time, things will inevitably come to be exactly as we said they would. We might be proven right in the end, but we may not be around to see it, and companies may come and go before it happens.

Even after we have decided to own a company, we will continue to monitor the trends impacting its business. Because businesses are organic, so is our research. For instance, long-standing shareholders will remember that after researching further the rise of new competition in the UK property market, specifically the threat of hybrid online agents, we ended up selling our investment in Countrywide and buying digital competitor Purplebricks. Similarly, in the case of WPP, we have continued to talk to every company we meet about how they manage their advertising needs today. We have done more work on the expanding roles of technology providers, vendors, and consultants. And we have had opportunities to speak with more industry insiders. This follow-up research contributed to our recent decision to sell the stock.

We consider this to be one of the key benefits of our process. Unlike sector or market specialists, we are constantly meeting with companies and their competitors across entire value chains around the world. We believe the feedback of all these direct industry participants allows us to build a mosaic of how business fundamentals are evolving, anticipate what impacts a given change may have on specific companies, and ultimately, identify the ones best-positioned to structurally benefit, as well as the ones that will struggle to adapt.

Fortune telling

In the end, one might argue our business is akin to fortune telling. We would suggest every investment in its own way is an act of prediction. Buying a stock because it trades at a relatively lower multiple than in the past is a de facto prediction that the underlying business will remain unchanged. Buying it at any multiple is in fact a prediction that it will be around for some asserted period of time. That in and of itself isn't the issue. The issue is

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FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

for one to put faith in that sole multiple, as if it provided some kind of protection against erroneous predictions. Our approach is to always consider price together with quality, to think in terms of sustainable fundamentals supporting the economics of a business, and to define "value" as discount.

At a basic level, value investing consists of acquiring an asset for less than it is worth. The crux of it, of course, is how to assess intrinsic value. Our view is that value is the sum of all future free cash flows a company can be expected to generate through cycles and under normal operating conditions, discounted back to present time. Such an assessment can only be based on a solid understanding of the long-term fundamentals of the underlying business together with that of future management actions. This is critical as we seek to establish a reasonable degree of certainty in the performance we expect this company to deliver.

What a stock happens to trade at on short-term metrics, and what effectively causes the discount to exist is far less relevant, if at all. It could be a function of a lack of market understanding of the quality of the business, its management, structural growth opportunities, or of its potential for operating or capital efficiency gains. Ultimately, the upside invariably comes from our ability to assess future business developments, and the risk stems from our ability to weigh-in the possibilities of being wrong, if only partially.

What is most important in our analysis is not the presumed source of value realization of a given investment, but how well we understand a given company and the future of its business. That is central to our bottom-up approach, and it's something the industry generally ignores entirely. In our view, this is one of the key differentiating factors separating our investment discipline from the many forms of speculative, momentum, or institutional strategies out there.

Portfolio profile

Net of the aforementioned transactions, the portfolio remained generally focused on our best ideas at the end of the period, as we held 30 disclosed positions. The top 10 positions accounted for 30% of assets and 40% of the invested portion. The top five accounted for about 16% of assets and roughly 22% of the invested portion. We would note that the portfolio has moved to be less focused and less "top-heavy" in recent months. This is a function of how rare it is to find deeply discounted stocks, and how rapidly discounts can unwind in the current market environment. In that context, there typically are no meaningful outliers in the portfolio, so positions are generally smaller, and the level of concentration at the top is lower.

At the end of the quarter, our selected group of holdings presented a weighted average discount to intrinsic value of around 28%. This was down from the previous period as a function of the strong performance of our non-Latin American holdings, which we highlighted earlier in this commentary.

The Fund's median capitalization size was just over $6 billion at the end of the quarter, and the weighted average was more than $30 billion. However, we do not consider a company's size to be a relevant criterion from an investment perspective. We are invested across a wide range of market capitalization sizes, from less than $200 million to well over $200 billion. Similarly, we are indifferent regarding which sector a company operates in, or where it happens to be domiciled.

Looking at the Fund's geographic profile, more than half of the assets remained invested in companies domiciled in Europe. Of those, 15% were in the UK, and most of the remaining exposure was toward Northern Europe, primarily France, Holland, Ireland, Germany, and Switzerland. With increased exposure to Latin America, emerging markets accounted for 16% of assets, with another 4% in Australia and New-Zealand. We had no exposure to Japan at the end of the period.

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FPA INTERNATIONAL VALUE FUND
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(Continued)

From a sector standpoint, the Fund remained geared toward Industrials, which accounted for just under 25% of assets. As we highlighted in past commentaries, we often migrate toward businesses that are cash generative and not very capital intensive. Those include service-type businesses and consumer goods companies, with Discretionary and Staples together now accounting for the Fund's largest exposure, at 27% of assets. Lastly, we continue to have significant investments in enterprise resource planning software providers, such as Totvs and SAP. They still account for a sizeable portion of our exposure to Information Technology, which is effectively unchanged from the previous period at 13% of assets.

That said, we find Global Industry Classification Standard (GICS) classifications to be of limited relevance. Page Group, for instance, is a provider of recruitment services, yet is classified as Industrial. GICS's sector definitions are too broad to give a meaningful picture of our underlying holdings. In reality, the Fund has exposure to a broad range of businesses. It also currently has little exposure to highly cyclical businesses (such as car manufacturers), and limited exposure to the credit cycle and financially levered companies (such as banks). As mentioned earlier, the Fund is also exposed to a variety of sectors and geographies, and in markets that we think have limited correlation. Lastly, we believe many of our holdings have unique secular dynamics that make them more predictable, and better suited to work through potential short-term economic challenges.

While it is impossible to anticipate how individual stocks will respond to the next downturn, we believe the Fund's exposure to varying sectors and geographies, along with the quality of its holdings, positions us well in the event of a market dislocation. To this, of course, we need to add our cash holding, which offers us the flexibility to buy when others are selling and also could be a driver of performance through the cycle.

Prospects

While the Index has declined since the beginning of the year, this follows strong performance in 2017. We believe the correction also seems quite modest in view of the many mounting geopolitical challenges around the world. Generally speaking, we think valuations remain elevated. We also likely stand now at a high point in the economic cycle, and an even higher point in the credit cycle. Lastly, we remain concerned about some of the current market dynamics, which we worry could amplify, if not trigger, a market downturn.

We also continue to be concerned about the many distractions, biases, and perverse incentives that have developed in recent years in the asset management industry, and now appear to be driving many investment decisions, in particular when it comes to other people's money. With almost all my personal investable capital in the Fund (having not sold a share since inception), my personal incentive certainly is to create wealth by compounding superior returns.

And with the environment as challenging as it is, our focus remains on seeking to minimize the risk of permanent capital impairments. Of course, we continue to monitor closely the companies on our coverage list to be ready to take advantage of any short-term disruption in their share prices. We also continue to look in every corner of the equity markets for compelling investment ideas. Even at this point in the cycle, we think opportunities can still be found where large scale and lack of proprietary knowledge or forward understanding of businesses make it difficult for most asset management organizations to compete. However, despite our natural agility, the past few months have been quite frustrating for the team, as windows of buying opportunities on new ideas seem to close ever so quickly, and several exciting opportunities failed to materialize. While we try to move as promptly as we can, we always remain committed to our discipline.

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FPA INTERNATIONAL VALUE FUND
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(Continued)

We thank you, as always, for your confidence, and we look forward to continuing to serve your interests as shareholders of the FPA International Value Fund.

Respectfully submitted,

Pierre O. Py

Portfolio Manager

June 30, 2018

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

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FPA INTERNATIONAL VALUE FUND
PORTFOLIO SUMMARY

June 30, 2018 (Unaudited)

Common Stocks		74.7%
Beverages	7.7%
Packaged Food	7.1%
Application Software	5.9%
Professional Services	5.1%
Other Spec Retail — Discretionary	4.8%
Flow Control Equipment	4.3%
Internet Based Services	3.6%
Other Common Stocks	3.5%
Educational Services	3.5%
Airlines	3.2%
Information Technology Services	3.0%
Non Wood Building Materials	2.8%
Banks	2.8%
Funeral Services	2.6%
Specialty Apparel Stores	2.5%
Chemicals Distribution	2.4%
Comml & Res Bldg Equip & Sys	2.3%
Other Commercial Services	2.3%
Medical Equipment	1.8%
Household Products	1.8%
Defense Primes	1.7%
Short-term Investments		24.9%
Other Assets And Liabilities, Net		0.4%
Net Assets		100.0%

9

FPA INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS

June 30, 2018
(Unaudited)

COMMON STOCKS	Shares	Fair Value
BEVERAGES — 7.7%
Ambev SA (Brazil)	1,388,538	$6,441,570
Britvic plc (Britain)	539,068	5,542,080
Fomento Economico Mexicano SAB de CV (Mexico)	753,098	6,618,533
		$18,602,183
PACKAGED FOOD — 7.1%
Alicorp SAA (Peru)	1,331,016	$4,478,601
Frutarom Industries Ltd. (Israel)	69,123	6,773,894
Nestle SA (Switzerland)	74,100	5,754,105
		$17,006,600
APPLICATION SOFTWARE — 5.9%
SAP SE (Germany)	42,944	$4,962,343
Sumo Group plc (Britain) (a)	1,521,279	3,603,837
TOTVS SA (Brazil)	820,856	5,760,765
		$14,326,945
PROFESSIONAL SERVICES — 5.1%
Pagegroup plc (Britain)	764,376	$5,684,507
Randstad Holding NV (Netherlands)	111,898	6,588,607
		$12,273,114
OTHER SPEC RETAIL — DISCRETIONARY — 4.8%
GrandVision NV (Netherlands) (b)	257,861	$5,796,754
Luxottica Group SpA (Italy)	87,960	5,676,290
		$11,473,044
FLOW CONTROL EQUIPMENT — 4.3%
KSB AG (Preference Shares) (Germany)	11,327	$4,689,209
Sulzer AG (Switzerland)	46,920	5,713,978
		$10,403,187
INTERNET BASED SERVICES — 3.6%
Just Eat plc (Britain) (a)	476,713	$4,901,018
Scout24 AG (Germany) (b)	72,840	3,865,242
		$8,766,260
EDUCATIONAL SERVICES — 3.5%
G8 Education Ltd. (Australia)	4,933,626	$8,507,133
AIRLINES — 3.2%
Ryanair Holdings plc (Ireland) (a)	423,769	$7,821,538
INFORMATION TECHNOLOGY SERVICES — 3.0%
Capgemini SE (France)	53,766	$7,233,170

10

FPA INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2018
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
NON WOOD BUILDING MATERIALS — 2.8%
Cie de Saint-Gobain (France)	152,950	$6,835,597
BANKS — 2.8%
AIB Group plc (Ireland)	1,220,032	$6,625,103
FUNERAL SERVICES — 2.6%
Dignity plc (Britain)	474,240	$6,296,337
SPECIALTY APPAREL STORES — 2.5%
Industria de Diseno Textil SA (Spain)	178,761	$6,108,233
SPECIALTY CHEMICALS — 2.4%
IMCD Group NV (Netherlands)	86,512	$5,809,151
COMML & RES BLDG EQUIP & SYS — 2.3%
Volution Group plc (Britain)	2,172,692	$5,634,463
OTHER COMMERCIAL SERVICES — 2.3%
Edenred (France)	174,365	$5,510,051
MEDICAL EQUIPMENT — 1.8%
Koninklijke Philips NV (Netherlands)	100,360	$4,269,025
HOUSEHOLD PRODUCTS — 1.8%
L'Oreal SA (France)	17,204	$4,249,211
DEFENSE PRIMES — 1.7%
Avon Rubber plc (Britain)	214,371	$4,045,702
OTHER COMMON STOCKS — 3.5% (c)(d)		$8,522,749
TOTAL COMMON STOCKS — 74.7% (Cost $185,734,668)		$180,318,796
TOTAL INVESTMENT SECURITIES — 74.7% (Cost $185,734,668)		$180,318,796

11

FPA INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2018
(Unaudited)

SHORT-TERM INVESTMENTS	Principal Amount	Fair Value
State Street Bank Repurchase Agreement — 0.35% 7/2/2018 (Dated 06/29/2018, repurchase price of $60,041,751, collateralized by $59,700,000 principal amount U.S. Treasury Notes — 0.125% 2024, fair value $61,242,230)	$60,040,000	$60,040,000
TOTAL SHORT-TERM INVESTMENTS — 24.9% (Cost $60,040,000)		$60,040,000
TOTAL INVESTMENTS — 99.6% (Cost $245,774,668)		$240,358,796
Other Assets and Liabilities, net — 0.4%		928,102
NET ASSETS — 100.0%		$241,286,898

(a)  Non-income producing security.

(b)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c)  Affiliated Security.

(d)  As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

Foreign Currency Exchange Contracts

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Valuation at June 30, 2018	Unrealized Appreciation	Unrealized Depreciation
Barclays Bank PLC	USD	6,931,971	BRL	25,780,000	8/16/2018	$6,619,127	$312,844	—
Barclays Bank PLC	USD	2,009,410	EUR	1,690,000	8/16/2018	1,979,929	29,481	—
Barclays Bank PLC	USD	33,303,982	EUR	28,287,000	9/27/2018	33,247,419	56,563	—
Total						$41,846,475	$398,888	—

See notes to financial statements.
12

FPA INTERNATIONAL VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2018
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $185,734,668)	$180,318,796
Short-term investments — repurchase agreements	60,040,000
Cash	333
Receivable for:
Investment securities sold	1,980,582
Dividends and interest	1,006,782
Capital Stock sold	55,666
Unrealized gain on forward foreign currency contracts	398,888
Unrealized gain on foreign currency contracts	5,395
Prepaid expenses and other assets	2,153
Total assets	243,808,595
LIABILITIES
Payable for:
Investment securities purchased	1,277,707
Due to broker — OTC derivatives collateral	743,297
Advisory fees	188,038
Capital Stock repurchased	122,214
Line of Credit	18,398
Due to custodian	1,306
Accrued expenses and other liabilities	165,534
Unrealized loss on foreign currency contracts	5,203
Total liabilities	2,521,697
NET ASSETS	$241,286,898
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 16,072,041 outstanding shares	$250,495,330
Accumulated net realized loss on investments	(5,873,145)
Undistributed net investment income	1,690,695
Net unrealized depreciation	(5,025,982)
NET ASSETS	$241,286,898
NET ASSET VALUE
Offering and redemption price per share	$15.01

See notes to financial statements.

13

FPA INTERNATIONAL VALUE FUND

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2018
(Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $276,035)	$2,889,422
Interest	68,467
Total investment income	2,957,889
EXPENSES
Advisory fees	1,256,677
Transfer agent fees and expenses	90,336
Trustee fees and expenses	79,311
Legal fees	70,309
Custodian fees	56,911
Reports to shareholders	39,224
Audit and tax services fees	26,512
Filing fees	23,527
Administrative services fees	6,722
Professional fees	6,071
Other	39,977
Total expenses	1,695,577
Reimbursement from Adviser	(74,463)
Net expenses	1,621,114
Net investment income	1,336,775
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	19,050,099
Foreign currency transactions	9,855
Net change in unrealized appreciation (depreciation) of:
Investments	(29,109,291)
Investments in Forward Foreign Currency Contracts	1,739,043
Translation of foreign currency denominated amounts	(21,214)
Net realized and unrealized loss	(8,331,508)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,994,733)

See notes to financial statements.

14

FPA INTERNATIONAL VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$1,336,775	$(254,049)
Net realized gain	19,059,954	51,595,979
Net change in unrealized appreciation (depreciation)	(27,391,462)	19,149,748
Net increase (decrease) in net assets resulting from operations	(6,994,733)	70,491,678
Distributions to shareholders from:
Net investment income	—	(1,513,532)
Total distributions	—	(1,513,532)
Capital Stock transactions:
Proceeds from Capital Stock sold	19,601,183	76,148,593
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	—	1,391,833
Cost of Capital Stock repurchased	(26,206,047)	(153,905,878)*
Net decrease from Capital Stock transactions	(6,604,864)	(76,365,452)
Total change in net assets	(13,599,597)	(7,387,306)
NET ASSETS
Beginning of period	254,886,495	262,273,801
End of period	$241,286,898	$254,886,495
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	1,259,558	5,546,324
Shares issued to shareholders upon reinvestment of dividends and distributions	—	98,293
Shares of Capital Stock repurchased	(1,683,268)	(10,625,741)
Change in Capital Stock outstanding	(423,710)	(4,981,124)

*  Net of redemption fees of $2,340 for the year ended December 31, 2017.

See notes to financial statements.

15

FPA INTERNATIONAL VALUE FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2018		Year Ended December 31,
	(Unaudited)		2017	2016	2015	2014	2013
Per share operating performance:
Net asset value at beginning of period	$15.45		$12.21	$11.52	$12.87	$14.45	$12.54
Income from investment operations:
Net investment income (loss)*	$0.08		$(0.01)	$0.22	$0.07	$0.14	$0.10
Net realized and unrealized gain (loss) on investment securities	(0.52)		3.32	0.82	(0.86)	(1.45)	2.13
Total from investment operations	$(0.44)		$3.31	$1.04	$(0.79)	$(1.31)	$2.23
Less distributions:
Dividends from net investment income	—		$(0.07)	$(0.35)	$(0.56)	$(0.16)	$(0.09)
Distributions from net realized capital gains	—		—	—	—	(0.11)	(0.23)
Total distributions	—		$(0.07)	$(0.35)	$(0.56)	$(0.27)	$(0.32)
Redemption fees	—		— **	— **	— **	— **	— **
Net asset value at end of period	$15.01		$15.45	$12.21	$11.52	$12.87	$14.45
Total investment return***	(2.85)%		27.12%	9.05%	(6.34)%	(9.19)%	18.00%
Ratios/supplemental data:
Net assets, end of period (in $000's)	$241,287		$254,886	$262,274	$287,116	$468,001	$288,193
Ratio of expenses of average net assets:
Before reimbursement from Adviser	1.35	%†	1.31%	1.28%	1.25%	1.22%	1.26%
After reimbursement from Adviser	1.29	%†	1.29%	1.28%	1.25%	1.22%	1.26%
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	1.00	%†	(0.11)%	1.86%	0.50%	1.28%	0.76%
After reimbursement from Adviser	1.06	%†	(0.09)%	1.86%	0.50%	1.28%	0.76%
Portfolio turnover rate	134	%†	146%	93%	39%	84%	44%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

***  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

†  Annualized.

See notes to financial statements.

16

FPA INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2018
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA International Value Fund (the "Fund"), a series of the FPA Funds Trust, is registered under the Investment Company Act of 1940, as a non-diversified, open-end management investment company. The Fund's primary investment objective is to seek above average capital appreciation over the long term while attempting to minimize the risk of capital loss. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations. A detailed listing of outstanding currency transactions is included in the Portfolio of Investments, in Investment Securities in the Statement of Assets and Liabilities and in Disclosure of Fair Value Measurements.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Since the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially those of companies in emerging markets, can be riskier less liquid, harder to value, and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for

17

FPA INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information about foreign companies, restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations, can all add to the risk and volatility of foreign investments. The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets.

Risks Associated with Non-Diversification: The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of a more diversified fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $125,214,785 for the period ended June 30, 2018. The proceeds and cost of securities sold resulting in net realized gains of $19,050,099 aggregated $125,209,961 and $106,159,862, respectively, for the period ended June 30, 2018. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at June 30, 2018, was $204,648,119 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at June 30, 2018, for federal income tax purposes was $11,614,345 and $19,197,287, respectively resulting in net unrealized

18

FPA INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

depreciation of $7,582,942. As of and during the period ended June 30, 2018, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. The Adviser has contractually agreed to reimburse expenses in excess of 1.29% of the average net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through April 30, 2019.

For the period ended June 30, 2018, the Fund paid aggregate fees and expenses of $79,311 to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the NYSE. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Currency forwards are valued at the closing currency exchange rate which is not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable

19

FPA INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2018:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Beverages	$18,602,183	—	—	$18,602,183
Packaged Food	17,006,600	—	—	17,006,600
Application Software	14,326,945	—	—	14,326,945
Professional Services	12,273,114	—	—	12,273,114
Other Spec Retail — Discretionary	11,473,044	—	—	11,473,044
Flow Control Equipment	10,403,187	—	—	10,403,187
Internet Based Services	8,766,260	—	—	8,766,260
Educational Services	8,507,133	—	—	8,507,133
Airlines	7,821,538	—	—	7,821,538
Information Technology Services	7,233,170	—	—	7,233,170
Non Wood Building Materials	6,835,597	—	—	6,835,597
Banks	6,625,103	—	—	6,625,103
Funeral Services	6,296,337	—	—	6,296,337
Specialty Apparel Stores	6,108,233	—	—	6,108,233
Specialty Chemicals	5,809,151	—	—	5,809,151
Comml & Res Bldg Equip & Sys	5,634,463	—	—	5,634,463
Other Commercial Services	5,510,051	—	—	5,510,051
Medical Equipment	4,269,025	—	—	4,269,025
Household Products	4,249,211	—	—	4,249,211
Defense Primes	4,045,702	—	—	4,045,702
Other Common Stocks	8,522,749	—	—	8,522,749
Short-Term Investment	—	$60,040,000	—	60,040,000
	$180,318,796	$60,040,000	—	$240,358,796

Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were transfers of $81,132,928 from Level 2 to Level 1 during the period ended June 30, 2018. The transfers between Level 2 and Level 1 of the fair value hierarchy during the period ended June 30, 2018, were due to changes in valuation of international equity securities from the fair value price to the exchange closing price.

20

FPA INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Forward foreign currency contracts: Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued daily at the foreign exchange rates as of the close of the New York Stock Exchange. Unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the foreign exchange rates at the end of the period is included in the Statement of Assets and Liabilities under the caption "Forward Foreign Currency Contracts." Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the year are included in the Statement of Operations under the caption "Forward Foreign Currency Contracts." During the period ended June 30, 2018 the fund had average volume of forward foreign currency contracts (based on the open positions at each month end) for purchases and sales of $6,557,811 and $42,372,308, respectively.

NOTE 7 — Line of Credit

The Fund, along with FPA Paramount, Inc. (another mutual fund managed by the Adviser) has collectively entered into an agreement that enables them to participate in a $50 million unsecured line of credit with State Street Bank and Trust. Borrowings will be made solely to temporarily finance the repurchase of Capital Stock. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the Overnight LIBOR Rate plus 1.25%. In addition, the Fund and FPA Paramount, Inc. pay a combined commitment fee of 0.25% per annum on any unused portion of the line of credit.

For the period ended June 30, 2018, the Fund had no borrowings under the agreement.

NOTE 8 — Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Portfolio of Investments. Generally, the amount of collateral due from or to a party is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross

21

FPA INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements. The following table presents the Fund's OTC derivative assets and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of June 30, 2018:

Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Collateral Received (Pledged)		Assets (Liabilities) Available for Offset	Net Amount of Assets (Liabilities)*
State Street Bank and Trust Company: Repurchase Agreement	$60,040,000	$60,040,000	**	—	—
Barclays Capital: Forward foreign currency contracts Receivable	$398,888	—		—	$398,888

*  Represents the net amount receivable (payable) from the counterparty in the event of default.

**  Collateral with a value of $61,242,230 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

22

FPA INTERNATIONAL VALUE FUND

SHAREHOLDER EXPENSE EXAMPLE

June 30, 2018 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value December 31, 2017	$1,000.00	$1,000.00
Ending Account Value June 30, 2018	$971.50	$1,018.40
Expenses Paid During Period*	$6.31	$6.46

*  Expenses are equal to the Fund's annualized expense ratio of 1.29%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2018 (181/365 days).

23

FPA INTERNATIONAL VALUE FUND

TRUSTEE AND OFFICER INFORMATION

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships

Independent Trustees

Allan M. Rudnick – 1940†	Trustee and Chairman* Years Served: 6	Private Investor. Formerly Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Sandra Brown – 1955†	Trustee* Years Served: 1	Consultant. Formerly CEO and President of Transamerica Financial Advisers, Inc., 1999 to 2009; President, Transamerica Securities Sales Corp. 1998 to 2009; VP, Bank of America Mutual Fund Administration 1990 to 1998.	7
Mark L. Lipson – 1949†	Trustee* Years Served: 2	Consultant. ML2Advisors, LLC. Former Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Founder, Chairman and CEO of the Northstar Mutual Funds (1993-2001).	7
Alfred E. Osborne, Jr. – 1944†	Trustee* Years Served: 6	Interim Dean, Professor and Faculty Director, Price Center for Entrepreneurship and Innovation of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminun, Inc.
A. Robert Pisano – 1943†	Trustee* Years Served: 4	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Entertainment Partners, and Resources Global Professionals
Patrick B. Purcell – 1943†	Trustee* Years Served: 6	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7

Interested Trustees(2)

J. Richard Atwood – 1960	Trustee* and President Years Served: 6	Managing Partner of the Adviser.	7
Steven Romick – 1963	Trustee* Years Served: 6	Managing Partner of the Adviser.	2

24

FPA INTERNATIONAL VALUE FUND

TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships

Officers

Pierre O. Py – 1976	Vice President & Portfolio Manager Years Served: 6	Managing Director of the Adviser since 2013. Formerly Vice President of the Adviser since 2011. Formerly an international research analyst at Harris Associates LP from 2005 to 2010.
David C. Lebisky – 1972	Chief Compliance Officer Years Served: 1

President of Lebisky Compliance Consulting LLC (since October 2015). Consultant, Duff & Phelps Compliance Consulting (since 2016). Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) (since 2015). Formerly, Director of Regulatory Administration, Scotia Institutional Investments US, LP (2010 to 2014).

E. Lake Setzler – 1967	Treasurer Years Served: 6	Senior Vice President and Controller of the Adviser.
Francine S. Hayes – 1967	Secretary Years Served: 2	Vice President and Senior Counsel of State Street Bank and Trust Company

(1)  The address for each Trustee and each Officer (except Ms. Hayes) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Hayes' address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of his affiliation with the Fund's Adviser.

*  Trustees serve until their resignation, removal or retirement.

†  Audit Committee member

The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982-4372.

25

FPA INTERNATIONAL VALUE FUND

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948

(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

TICKER SYMBOL: FPIVX
CUSIP: 30254T726

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street,
Los Angeles, California 90017

This report has been prepared for the information of shareholders of FPA INTERNATIONAL VALUE FUND, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at www.fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2018 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 551-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.  Code of Ethics.

Not applicable to this semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.  Exhibits.

(a)(1)                  Not applicable.

(a)(2)                  The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)                  Not applicable.

(a)(4)                  The information required regarding the change in the independent public accountant is attached hereto.

(b)                                 The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	September 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	September 6, 2018

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	September 6, 2018